------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

     The following is a free writing prospectus. The information in this free writing prospectus is preliminary and is subject to completion or change.

     -------------------------------------------------------------------------------------------------------------------------
                                                       FREE WRITING PROSPECTUS
     -------------------------------------------------------------------------------------------------------------------------

                                                        ACE Securities Corp.

     -------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------
                                                     $752,929,000 (Approximate)
     -------------------------------------------------------------------------------------------------------------------------

                                                       Home Equity Loan Trust

                                                           Series 2007-WM2
     -------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------

                                                        ACE Securities Corp.
                                                             (Depositor)

                                    ACE Securities Corp. Home Equity Loan Trust, Series 2007-WM2
                                                          (Issuing Entity)

     -------------------------------------------------------------------------------------------------------------------------

                                                        Deutsche Bank [LOGO]

                                                           March 26, 2007

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 1

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

The analysis in this report is based on information provided by ACE Securities Corp. (the "Depositor").  Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange
Commission because they contain important information.  Such documents may be obtained without charge at the Securities and Exchange
Commission's  website.  Once available,  the base prospectus and prospectus  supplement may be obtained without charge by contacting
Deutsche Bank Securities Inc.'s ("DBSI") trading desk at (212) 250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement  (collectively,  the "Prospectus").
The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing  prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information  contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these  securities in any state where such offer,  solicitation or sale is not permitted.  You should consult your own counsel,  accountant,  and other advisors as to the legal, tax,  business,  financial and related aspects of a purchase of these securities.

The attached  information  contains certain tables and other statistical  analyses (the  "Computational  Materials") which have been prepared  by DBSI in reliance  upon  information  furnished  by the  Depositor.  Numerous  assumptions  were used in  preparing  the
Computational  Materials that may or may not be reflected herein. As such, no assurance can be given as to whether the Computational
Materials and/or the assumptions  upon which they are based reflect present market  conditions or future market  performance.  These
Computational  Materials  should not be construed as either  projections or predictions  or as legal,  tax,  financial or accounting advice.  Any weighted  average  lives,  yields and  principal  payment  periods  shown in the  Computational  Materials are based on prepayment  assumptions,  and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal  payment  periods.  In addition,  it is possible that  prepayments on the underlying  assets will occur at rates slower or faster than the rates shown in the attached  Computational  Materials.  Furthermore,  unless otherwise  provided,  the Computational
Materials assume no losses on the underlying assets and no interest shortfalls.  The specific  characteristics of the securities may differ from those shown in the Computational Materials by a permitted variance of +/-10% prior to issuance.  Neither DBSI nor any of its affiliates makes any  representation  or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

+

An investor or potential investor in the certificates (and each employee,  representative,  or other agent of such person or entity)
may disclose to any and all persons,  without  limitation,  the tax treatment and tax  structure of the  transaction  (as defined in
United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity.  However,  such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS  INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUING ENTITY OF THE SECURITIES OR ANY OF ITS AFFILIATES.  DBSI
IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUING ENTITY IN CONNECTION WITH THE PROPOSED TRANSACTION.

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 2

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

                                       FREE WRITING PROSPECTUS Dated March 26, 2006
                                                   ACE Securities Corp.
                                          Home Equity Loan Trust, Series 2007-WM2
                                                $752,929,000 (Approximate)
                 All dollar amounts and percentages herein are subject to a permitted variance of +/- 10%

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                                                           Structure Overview
------------------------------------------------------------------------------------------------------------------------------------
                                                       To 10% Optional Termination
------------------------------------------------------------------------------------------------------------------------------------
                                                      Principal       Payment     Interest          Legal                Expected
                  Approximate               WAL        Payment         Delay       Accrual          Final                 Ratings
     Class         Size ($)         Type   (yrs)   Window (months)     (days)       Basis          Maturity                S / M
------------------------------------------------------------------------------------------------------------------------------------
     Offered Certificates:
     A-1            $203,823,000   Float    2.31         1 - 82           0        ACT/360      February 2037             AAA/Aaa
    A-2A             212,056,000   Float    1.00         1 - 22           0        ACT/360      February 2037             AAA/Aaa
    A-2B              81,001,000   Float    2.00        22 - 28           0        ACT/360      February 2037             AAA/Aaa
    A-2C              60,503,000   Float    3.00        28 - 54           0        ACT/360      February 2037             AAA/Aaa
    A-2D              69,274,000   Float    6.10        54 - 82           0        ACT/360      February 2037             AAA/Aaa
     M-1              26,666,000   Float    4.86        45 - 82           0        ACT/360      February 2037            [AA+]/Aa1
     M-2              23,137,000   Float    4.77        43 - 82           0        ACT/360      February 2037            [AA]/Aa2
     M-3              13,333,000   Float    4.71        41 - 82           0        ACT/360      February 2037            [AA-]/Aa3
     M-4              12,157,000   Float    4.68        41 - 82           0        ACT/360      February 2037             [A+]/A1
     M-5              11,765,000   Float    4.65        40 - 82           0        ACT/360      February 2037             [A]/A2
     M-6              11,372,000   Float    4.64        39 - 82           0        ACT/360      February 2037             [A-]/A3
     M-7              11,372,000   Float    4.62        39 - 82           0        ACT/360      February 2037           [BBB+]/Baa1
     M-8               8,627,000   Float    4.60        38 - 82           0        ACT/360      February 2037           [BBB]/Baa2
     M-9               7,843,000   Float    4.59        38 - 82           0        ACT/360      February 2037           [BBB-]/Baa3
                  --------------
Total Offered       $752,929,000

   Total
Certificates        $752,929,000
------------------------------------------------------------------------------------------------------------------------------------

                                                         Pricing Speed
------------------------------------------------------------------------------------------------------------------------------------
Fixed-Rate Mortgage Loans       100% PPC (4% CPR growing to 23% CPR over 12 months and remaining constant at 23% CPR thereafter )

Adjustable-Rate                 100% PPC (5% CPR in month 1, an additional 2% CPR for each month thereafter, building to 27% CPR
Mortgage Loans                  in month 12 and remaining constant at 27% CPR until month 23, increasing to and remaining constant at 60% CPR from month 24 until month 27 and decreasing and remaining constant at 30%
                                CPR from month 28 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 3

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ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         Transaction Overview
------------------------------------------------------------------------------------------------------------------------------------
Certificates:                   The Class A-1 Certificates (the "Class A-1 Certificates") and the Class A-2A, Class A-2B, Class A-2C
                                and Class A-2D Certificates (collectively, the "Class A-2 Certificates"; and together with the Class
                                A-1 Certificates,  the "Class A Certificates"),  and the Class M-1, Class M-2, Class M-3, Class M-4,
                                Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (collectively,  the "Mezzanine
                                Certificates").  The Class A Certificates and the Mezzanine  Certificates are sometimes  referred to herein  collectively  as the  "Offered  Certificates."  The Class  A-1  Certificates  are  backed by conforming  principal balance  fixed-rate and  adjustable-rate  first and second lien mortgage loans
                                (the  "Group I  Mortgage  Loans")  and the Class A-2  Certificates  are  backed  by  fixed-rate  and adjustable-rate  first and second lien mortgage loans with conforming and  non-conforming  principal balances  (the "Group II Mortgage  Loans").  The  Mezzanine  Certificates  are backed by the Group I
                                Mortgage Loans and Group II Mortgage Loans  (collectively,  the "Mortgage Loans").  The pass-through rates on the Class A Certificates  will be the lesser of (i) One-Month  LIBOR plus their  respective margins and (ii) the applicable Net WAC Pass-Through  Rate. The pass-through  rates on the Mezzanine
                                Certificates  will be the lesser of (i) One-Month LIBOR plus their  respective  margins and (ii) the applicable Net WAC Pass-Through Rate.

Collateral:                     As of the Cut-off Date, the Mortgage Loans will consist of approximately  4,048  adjustable-rate and fixed-rate,  first and second lien,  closed-end mortgage loans. The aggregate  outstanding principal balance of all of the Mortgage  Loans is  approximately  $784,302,135  as of the Cut-off  Date.  The
                                Mortgage  Loans  will be  separated  into two  groups.  The Group I Mortgage  Loans  will  represent approximately  1,531 conforming  principal  balance  fixed-rate and  adjustable-rate  Mortgage Loans totaling  approximately  $255,098,181  and the Group II Mortgage Loans will represent  approximately
                                2,517  conforming and  non-conforming  principal  balance fixed and  adjustable-rate  Mortgage Loans totaling approximately $529,203,954.

Class A Certificates:           Class A-1, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates

Class M Certificates:           Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9
                                Certificates

Depositor:                      ACE Securities Corp. ("ACE")

Originator:                     WMC Mortgage Corp.

Master Servicer:                Wells Fargo Bank, National Association

Servicer:                       Ocwen Loan Servicing, LLC

Trustee:                        HSBC Bank USA, National Association

Custodian:                      Wells Fargo Bank, National Association

Credit Risk Manager:            Clayton Fixed Income Services Inc.

Underwriter:                    Deutsche Bank Securities Inc.

Swap Provider:                  TBD

Cap Provider:                   TBD

Cut-off Date:                   March 1, 2007

Expected Pricing:               Week of March 26, 2007

Expected Closing Date:          On or about  March 30, 2007

Record Date:                    For so long as the Class A Certificates and the Mezzanine  Certificates are held in book-entry form, the Record Date will be the business day immediately  preceding the related  Distribution Date. With respect to any  certificates  held in definitive form, the Record Date will be the last business day of the month immediately preceding the month in which the related Distribution Date occurs.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 4

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------

Distribution Date:              The 25th day of each month (or the next business day if such day is not a business  day)  commencing in April 2007.

Determination Date:             The  Determination  Date with respect to any Distribution Date is the 15th day of the month in which the  Distribution  Date occurs or, if such day is not a business day, on the  immediately  preceding business day.

Servicer Remittance Date:       With respect to any  Distribution  Date, the 22nd day of the month in which such  Distribution  Date occurs;  provided that if the 22nd day of a given month is a Saturday,  the Servicer Remittance Date for such month shall be the immediately  preceding business day; provided further,  that if the 22nd day of a given  month is a Sunday or  otherwise  not a business  day  (except  for  Saturdays),  the
                                Servicer Remittance Date shall be the next business day.

Due Period:                     The Due  Period  with  respect to any  Distribution  Date  commences  on the second day of the month immediately  preceding the month in which such Distribution Date occurs and ends on the first day of the month in which such Distribution Date occurs.

Prepayment Period:              The Prepayment  Period with respect to any Distribution  Date shall be (i) with respect to principal prepayments  in  full,  the  period  from  the  16th  day of the  month  immediately  preceding  the
                                Distribution Date (or with respect to the first Prepayment Period, the period from the Cut-off Date)
                                to the  15th  day of the  month  of the  Distribution  Date,  and (ii)  with  respect  to  principal prepayments in part, the calendar month  immediately  preceding the month in which the  Distribution
                                Date occurs.

Interest Accrual Period:        Interest will initially accrue on all Offered  Certificates from the Closing Date to (but excluding)
                                the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current  Distribution  Date on an actual/360  basis. The Offered  Certificates will initially settle flat (no accrued interest).

Interest Distribution Amount:   For any class of Offered  Certificates on any Distribution  Date is equal to interest accrued during the related Interest Accrual Period on the Certificate  Principal  Balance of that class immediately prior to such Distribution Date at the then applicable pass-through rate for such class, and reduced
                                (to not less than zero),  in the case of each such class,  by the allocable  share, if any, for such class of prepayment interest  shortfalls to the extent not covered by Compensating  Interest paid by the  Master  Servicer  or  the  Servicer  and  shortfalls  resulting  from  the  application  of the
                                Servicemembers' Civil Relief Act or similar state or local laws.

Senior Interest Distribution    For the Class A Certificates on any Distribution  Date is an amount equal to the sum of the Interest
Amount:                         Distribution  Amount for such  Distribution  Date for each such class and the Interest Carry Forward
                                Amount, if any, for such Distribution Date for each such class.

Administration Fee Rate:        The Master  Servicer,  Servicer and Credit Risk Manager will be paid monthly fees on the outstanding principal balance of the Mortgage Loans.  These fees initially  aggregate to a weighted average cost of approximately [0.5175]% per annum for the Mortgage Loans.

Compensating Interest:          The Servicer will be required to cover Prepayment  Interest Shortfalls on prepayments in full on the
                                Mortgage Loans received during the portion of the Prepayment  Period occurring in the month prior to the month in which the related  Distribution  Date occurs,  up to the Servicing Fee. If the Servicer fails to make any required Compensating Interest payment, the Master Servicer will be required to do so up to the Master Servicing Fee.

Prepayment Interest             Interest shortfalls attributable to voluntary principal prepayments on the Mortgage Loans.
Shortfalls:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 5

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------

Optional Termination:           On any Distribution Date on which the aggregate  outstanding principal balance of the Mortgage Loans
                                (and properties  acquired in respect of the Mortgage Loans) as of the related  determination date is less than or equal to 10% of the aggregate outstanding principal balance of the Mortgage Loans as of the Cut-off Date,  the Master  Servicer may  repurchase all of the Mortgage Loans and REO properties remaining in the trust,  causing an early retirement of the certificates,  but is not required to do
                                so.

Monthly Servicer Advances:      The Servicer will collect monthly  payments of principal and interest on the Mortgage Loans and will be obligated to make advances of delinquent monthly principal and interest payments. The Servicer is required to advance delinquent  payments of principal and interest on the Mortgage Loans only to the extent such amounts are deemed  recoverable.  If the Servicer  fails to make any such  advance,  the
                                Master  Servicer  will be  required to do so subject to its  determination  of  recoverability.  The
                                Servicer and the Master  Servicer are entitled to be  reimbursed  for such  advances,  and therefore these advances are not a form of credit enhancement.

Credit Enhancement:             1) Excess Interest;
                                2) Overcollateralization ("OC"); and
                                3) Subordination.

Allocation of Losses:           Any Realized Losses on the Mortgage Loans will be allocated on any Distribution  Date, first, to Net
                                Monthly Excess Cashflow and Net Swap Payments received from the Swap Provider and available for this purpose, if any, second, to the Class CE Certificates, third, to the Class M-9 Certificates, fourth, to the Class  M-8  Certificates,  fifth,  to the Class  M-7  Certificates,  sixth,  to the Class M-6
                                Certificates,  seventh, to the Class M-5 Certificates, eighth, to the Class M-4 Certificates, ninth, to the Class M-3 Certificates,  tenth, to the Class M-2 Certificates and eleventh,  to the Class M-1
                                Certificates. There will be no allocation of Realized Losses to the Class A Certificates.  Investors
                                in the Class A Certificates should note, however,  that although Realized Losses cannot be allocated to such certificates, under certain loss scenarios there may not be enough principal and interest on the Mortgage  Loans to  distribute  to the holders of the Class A  Certificates  all  principal  and interest amounts to which they are then entitled.

                                Once Realized Losses have been allocated to the Mezzanine Certificates, such amounts with respect to such Certificates will no longer accrue interest and such amounts will not be reinstated thereafter.
                                However,  the  amount  of any  Realized  Losses  allocated  to  the  Mezzanine  Certificates  may be distributed to such  certificates on a subordinated  basis on any Distribution Date from Net Monthly
                                Excess Cashflow, to the extent available for such distribution and any Net Swap Payments paid by the
                                Swap Provider and available for this purpose.

Required                        Overcollateralization  refers  to  the  amount  by which  the  aggregate  principal  balance  of the
Overcollateralization Amount:   Mortgage Loans exceeds the aggregate Certificate Principal Balance of the certificates.  This excess
                                (the  "Overcollateralization   Amount")  is  intended  to  protect  the  certificateholders  against shortfalls  in payments  on the  certificates.  The  Required  Overcollateralization  Amount for the
                                certificates,  which will be established at issuance and which is equal to the Overcollateralization
                                Amount as of the Closing Date, is anticipated to be approximately  4.00% of the aggregate  principal balance of the Mortgage  Loans as of the Cut-off  Date.  On or after the Stepdown  Date and provided that a trigger event is not in effect, the Required Overcollateralization Amount may be permitted to decrease to approximately  8.00% of the aggregate  principal balance of the Mortgage Loans as of the end of such Due Period,  subject to a floor amount of approximately 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. If, due to losses,  the  Overcollateralization
                                Amount is reduced below the Required  Overcollateralization  Amount,  excess  spread,  to the extent available  will be paid to the  certificates  then entitled to receive  distributions  in respect of principal in order to reduce the Certificate  Principal  Balance of such  certificates to the extent necessary to reach the Required Overcollateralization Amount. In addition, Net Swap Payments paid by the Swap Provider may be used to restore or maintain the Required Overcollateralization Amount.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 6

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------
Overcollateralization           An  Overcollateralization  Increase  Amount for  any  Distribution Date is the amount of Net Monthly
Increase Amount:                Excess Cashflow  actually applied as an accelerated  payment of principal to the extent the Required
                                Overcollateralization Amount exceeds the current Overcollateralization Amount.

Overcollateralization           An  Overcollateralization  Reduction  Amount for  any Distribution  Date  is the amount by which the
Reduction Amount:               current Overcollateralization Amount exceeds the Required  Overcollateralization Amount after taking into account all other distributions to be made on the Distribution Date limited to the distribution of principal on the Mortgage Loans.

Stepdown Date:                  Is the earlier of (i) the Distribution  Date immediately  following the first  Distribution  Date on which the aggregate  Certificate  Principal  Balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the  Distribution  Date  occurring in April 2010 and (y) the first Distribution Date on which the Credit Enhancement Percentage (calculated for this purpose only after  taking into account  distributions  of  principal  on the  Mortgage  Loans,  but prior to any distribution  of  principal  to the  holders  of the  Certificates)  is  equal  to or  greater  than approximately 40.20%.

Credit Enhancement Percentage:  The Credit  Enhancement  Percentage for any class of Certificates and any  Distribution  Date is the percentage  obtained by dividing (x) the  aggregate  Certificate  Principal  Balance of the class or classes subordinate thereto (which includes the  Overcollateralization  Amount) by (y) the aggregate principal  balance of the Mortgage Loans,  calculated  after giving effect to scheduled  payments of principal due during the related Due Period,  to the extent  received or advanced,  and  unscheduled collections of principal  received  during the related  Prepayment  Period and  distribution  of the
                                Principal  Distribution  Amount to the holders of the certificates then entitled to distributions of principal on the Distribution Date.

                                  Class            (S / M)               Initial CE %           CE % On/After Step Down Date
                                  -----            -------               ------------           ----------------------------
                                    A              AAA/Aaa                  20.10%                         40.20%
                                   M-1            [AA+]/Aa1                 16.70%                         33.40%
                                   M-2             [AA]/Aa2                 13.75%                         27.50%
                                   M-3            [AA-]/Aa3                 12.05%                         24.10%
                                   M-4             [A+]/A1                  10.50%                         21.00%
                                   M-5              [A]/A2                   9.00%                         18.00%
                                   M-6             [A-]/A3                   7.55%                         15.10%
                                   M-7           [BBB+]/Baa1                 6.10%                         12.20%
                                   M-8            [BBB]/Baa2                 5.00%                         10.00%
                                   M-9           [BBB-]/Baa3                 4.00%                          8.00%

Net Monthly Excess Cashflow:    For any Distribution Date is equal to the sum of (i) any Overcollateralization  Reduction Amount and
                                (ii) the excess of the  Available  Distribution  Amount,  net of any Net Swap  Payment  and the Swap
                                Termination Payment, if any, required to be made by the Securities  Administrator,  on behalf of the supplemental  interest  trust  (not  caused by the  occurrence  of a Swap  Provider  trigger  event)
                                (described  below), to the Swap Provider under the Swap Agreement,  over the sum of (w) with respect to the Class A Certificates, the Senior Interest Distribution Amount for such Distribution Date, (x)
                                with respect to the Mezzanine  Certificates,  the Interest Distribution Amount for such Distribution
                                Date and (y) the amount of principal  remittance  required to be  distributed  to the holders of the
                                Certificates on such Distribution Date.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 7

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------

Net WAC Pass-Through Rate:      Class A-1 Certificates and Class A-2  Certificates:  The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the product of
                                (i) 12 and (ii) a fraction,  expressed  as a  percentage,  the  numerator  of which is the amount of interest which accrued on the Mortgage Loans in the related loan group during the related Due Period minus the fees  payable to the  Servicer,  the Master  Servicer and the Credit Risk Manager and with respect to the related Mortgage Loans for such Distribution Date, the Group I Allocation  Percentage or Group II  Allocation  Percentage,  as  applicable,  of any Net Swap  Payment or Swap  Termination
                                Payment made to the Swap Provider which was not caused by the occurrence of a Swap Provider  trigger event,  in each case for such  Distribution  Date,  and the  denominator  of which is the  aggregate principal  balance  of the  Mortgage  Loans  in the  related  loan  group  as of the last day of the immediately  preceding Due Period (or as of the Cut-off Date with respect to the first  Distribution
                                Date),  after giving effect to principal  prepayments  received during the related Prepayment Period which were distributed on the immediately preceding Distribution Date.

                                Mezzanine Certificates:  The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting  from the aggregate  principal  balance of each loan group, the aggregate
                                Certificate Principal Balance of the related Class A Certificates),  of (i) the Net WAC Pass-Through
                                Rate for the  Class  A-1  Certificates  and (ii) the Net WAC  Pass-Through  Rate for the  Class  A-2
                                Certificates.

                                Group I Allocation Percentage: The aggregate principal balance of the Group I Mortgage Loans divided by the sum of the  aggregate  principal  balance  of the  Group I  Mortgage  Loans  and the Group II
                                Mortgage Loans.

                                Group II Allocation  Percentage:  The  aggregate  principal  balance of the Group II Mortgage  Loans divided by the sum of the aggregate principal balance of the Group I Mortgage Loans and the Group II
                                Mortgage Loans.

Net WAC Rate Carryover Amount:  On any Distribution  Date the "Net WAC Rate Carryover  Amount" for any class of certificates will be equal to the sum of (i) the excess of (a) the  amount of  interest  that would have  accrued on such class based on One-Month  LIBOR plus the related  margin over (b) the amount of interest  accrued on such class based on the related Net WAC Pass-Through Rate and (ii) the unpaid portion of any related
                                Net WAC Rate Carryover  Amount from the prior  Distribution  Date together with interest  accrued on such unpaid portion at a rate equal to One-Month LIBOR plus the related margin for the most recently ended Interest Accrual Period.  Any Net WAC Rate Carryover Amount will be paid on such  Distribution
                                Date or future  Distribution  Dates to the  extent of funds  available.  The Net WAC Rate  Carryover
                                Amount with respect to a class of certificates  will be distributed from cap payments,  if any, paid by the cap provider  pursuant to the related Cap Agreement  (described  below),  Net Monthly  Excess
                                Cashflow on a subordinated  basis on the same  Distribution  Date or on any subsequent  Distribution
                                Date to the  extent  of  available  funds,  and from  certain  amounts  received  by the  Securities
                                Administrator,  on behalf of the  supplemental  interest  trust  (described  below),  under the Swap
                                Agreement,  if any. The ratings on each class of  Certificates  do not address the likelihood of the payment of any Net WAC Rate Carryover Amount from Net Monthly Excess Cashflow.

Interest Carry Forward Amount:  For any Distribution  Date, will be equal to the amount, if any, by which the Interest  Distribution
                                Amount for that class of certificates for the immediately  preceding  Distribution Date exceeded the actual  amount  distributed  on such class in  respect  of  interest  on the  immediately  preceding
                                Distribution  Date,  together  with any  Interest  Carry  Forward  Amount with respect to such class remaining unpaid from the previous  Distribution  Date, plus interest accrued thereon at the related pass-through rate for the most recently ended Interest Accrual Period.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 8

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------

Swap Agreement:                 On the Closing Date, the Trustee will enter into a Swap Agreement with the Swap Provider  identified in the final prospectus  supplement.  Beginning with the Distribution  Date in October 2007 the Swap
                                Agreement will have an initial notional amount of $666,415,204. Beginning with the Distribution Date in October 2007, the Trust (through a supplemental  interest  trust) will be obligated to pay to the
                                Swap Provider an amount equal to the product of (i) [4.90]% per annum, (ii) the Swap Notional Amount
                                (as defined below) and (iii) a fraction,  the numerator of which is 30 and the  denominator of which is 360, and the Swap Provider will be obligated to pay to the  supplemental  interest trust, for the benefit of the holders of the Class A Certificates and the Mezzanine  Certificates,  an amount equal to the product of (i)  One-Month  LIBOR,  (ii) the Swap  Notional  Amount and (iii) a fraction,  the numerator of which is the actual number of days elapsed during the related  Interest  Accrual Period and the  denominator of which is 360,  until the Swap  Agreement is  terminated.  The "Swap Notional
                                Amount" for each  Distribution  Date will be equal to the lesser of (a) the scheduled  swap notional amount set forth in the Swap Agreement for such Distribution Date and (b) the Certificate  Principal
                                Balance of the Offered Certificates.  Only the net amount of the two obligations will be paid by the appropriate party (the "Net Swap Payment"). See the attached schedule.

                                A separate  trust created  under the pooling and servicing  agreement  (the  "Supplemental  Interest
                                Trust") will hold the Swap Agreement.  The Swap Agreement and any payments made by the Swap Provider thereunder will be assets of the Supplemental Interest Trust but will not be assets of any REMIC.

                                Upon early termination of the Swap Agreement,  the Supplemental  Interest Trust or the Swap Provider
                                may be liable to make a  termination  payment  (the "Swap  Termination  Payment") to the other party
                                (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance  with the  procedures set forth in the Swap  Agreement.  In the event that the Securities
                                Administrator,  on behalf of the Supplemental Interest Trust, is required to make a Swap Termination
                                Payment,  that  payment  will  be paid  on the  related  Distribution  Date,  and on any  subsequent
                                Distribution Dates until paid in full, and, if such Swap Termination  Payment is not due as a result of the occurrence of a Swap Provider Trigger Event (as defined in the Swap Agreement),  such payment will be prior to distributions to Certificateholders.

Group I Cap Agreement:          On the Closing Date, the Trustee will enter into a "Group I Cap Agreement",  which will be effective for the  period  commencing  on the  Distribution  Date  occurring  in April  2007 and ending on the
                                Distribution  Date immediately  following the Distribution Date occurring in September 2007, to make payments in respect of any Net WAC Rate Carryover  Amounts in respect of the Class A-1  Certificates and the Mezzanine Certificates as described herein. The Group I Cap Agreement requires a cap payment in an amount equal to the product of: (1) the excess,  if any, of  One-Month  LIBOR over a specified strike rate for the related  Distribution Date; (2) the related scheduled notional amount,  which is based on the lesser of (i) the  expected  amortization  of the Group I  Mortgage  Loans and (ii) the
                                Group I Cap  Schedule,  and (3) a  fraction,  the  numerator  of which is the actual  number of days elapsed during the related Interest Accrual Period and the denominator of which is 360.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 9

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------

Group II Cap Agreement:         On the Closing Date, the Trustee will enter into a "Group II Cap Agreement", which will be effective for the  period  commencing  on the  Distribution  Date  occurring  in April  2007 and ending on the
                                Distribution  Date immediately  following the Distribution Date occurring in September 2007, to make payments in respect of any Net WAC Rate Carryover  Amounts in respect of the Class A-2A, Class A-2B,
                                Class A-2C, Class A-2D Certificates and the Mezzanine Certificates as described herein. The Group II
                                Cap Agreement  requires a cap payment in an amount equal to the product of: (1) the excess,  if any, of One-Month LIBOR over a specified strike rate for the related  Distribution  Date; (2) the related scheduled  notional  amount,  which is based on the lesser of (i) the expected  amortization  of the
                                Group II Mortgage  Loans and (ii) the Group II Cap  Schedule,  and (3) a fraction,  the numerator of which is the actual  number of days elapsed  during the related  Interest  Accrual  Period,  and the denominator of which is 360.

Available Distribution          For  any  Distribution  Date, net of the  administrative  fees, an amount equal to (i) the aggregate
Amount:                         amount of scheduled  monthly payments on the Mortgage Loans due on the related Due Date and received on or prior to the related  Determination Date; (ii) unscheduled payments in respect of the Mortgage
                                Loans (including prepayments,  insurance proceeds,  liquidation proceeds,  subsequent recoveries and proceeds  from  repurchases  of and  substitutions  for the  Mortgage  Loans  occurring  during  the
                                Prepayment  Period or  proceeds  from the  repurchase  of the  Mortgage  Loans  due to the  Optional
                                Termination  of the Trust);  (iii) all P&I Advances with respect to the Mortgage  Loans received for the  Distribution  Date;  and (iv) all  Compensating  Interest  paid by the  Servicer  or the Master
                                Servicer in respect of Prepayment Interest Shortfalls for the related Due Period.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 10

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------

Class A Principal               Until  the  Stepdown  Date,  the  Class  A  Principal Distribution Amount will be distributed to the
Distribution Amount:            holders of the Class A-1  Certificates and the Class A-2  Certificates  concurrently,  on a pro rata basis based on the related Class A principal  allocation  percentage (for any Distribution Date, the percentage  equivalent of a fraction,  the numerator of which is the principal remittance amount for the Group I Mortgage Loans (in the case of the Class A-1  Certificates) or the principal  remittance amount  for the  Group  II  Mortgage  Loans  (in the case of the  Class  A-2  Certificates)  and the denominator of which is equal to the principal remittance amount for all of the Mortgage Loans).

                                Until the Stepdown Date, or if a Trigger Event is in effect,  the Class A Certificates  will receive the  principal  collected on the  Mortgage  Loans plus any excess  interest  required to maintain or restore the Required  Overcollateralization Amount until the aggregate Certificate Principal Balance of the Class A  Certificates  has been reduced to zero. On or after the Stepdown Date, if no Trigger
                                Event occurs,  principal  paid on the Class A  Certificates  will be an amount such that the Class A
                                Certificates  will maintain  approximately  a 40.20% Credit  Enhancement  Percentage (2x the Class A
                                Initial  Credit  Enhancement  Percentage).  The  Class  A  Principal  Distribution  Amount  will  be distributed  to the  holders  of the Class A-1 and Class  A-2  Certificates  to the  extent of their respective group-based principal distribution amount.

                                Principal  distributions to the Class A-2 Certificates  will be allocated  sequentially to the Class
                                A-2A,  Class A-2B,  Class A-2C and Class A-2D  Certificates,  in that order,  until the  Certificate
                                Principal  Balance  of each  such  class  has  been  reduced  to  zero;  provided,  however,  on any
                                Distribution Date on which the aggregate Certificate Principal Balance of the Mezzanine Certificates
                                has been  reduced  to zero,  all  principal  distributions  will be  distributed  to the  Class  A-2
                                Certificates  on a pro rata basis,  based on the Certificate  Principal  Balance of each such class, until the Certificate Principal Balance of each such class has been reduced to zero.

Class M Principal               Unless  the  Class  A Certificates are reduced to zero, the Mezzanine  Certificates will not receive
Distribution Amount:            any principal  payments  until the Stepdown Date. On or after the Stepdown Date (if no Trigger Event is in  effect),  principal  will be paid to the  Mezzanine  Certificates,  first  to the  Class  M-1
                                Certificates until it reaches  approximately 33.40% Credit Enhancement  Percentage (2x the Class M-1
                                Initial  Credit  Enhancement  Percentage),  second to the Class M-2  Certificates  until it  reaches approximately  27.50% Credit  Enhancement  Percentage (2x the Class M-2 Initial  Credit  Enhancement
                                Percentage),  third to the Class M-3  Certificates  until it reaches  approximately  a 24.10% Credit
                                Enhancement Percentage (2x the Class M-3 Initial Credit Enhancement Percentage), fourth to the Class
                                M-4 Certificates until it reaches approximately a 21.00% Credit Enhancement Percentage (2x the Class
                                M-4 Initial Credit  Enhancement  Percentage),  fifth to the Class M-5 Certificates  until it reaches approximately a 18.00% Credit  Enhancement  Percentage (2x the Class M-5 Initial Credit  Enhancement
                                Percentage),  sixth to the Class M-6  Certificates  until it reaches  approximately  a 15.10% Credit
                                Enhancement  Percentage (2x the Class M-6 Initial  Credit  Enhancement  Percentage),  seventh to the
                                Class M-7 Certificates until it reaches approximately a 12.20% Credit Enhancement Percentage (2x the
                                Class M-7 Initial Credit  Enhancement  Percentage),  eighth to the Class M-8  Certificates  until it reaches  approximately  a 10.00%  Credit  Enhancement  Percentage  (2x the Class M-8 Initial  Credit
                                Enhancement  Percentage) and ninth to the Class M-9  Certificates  until it reaches  approximately a
                                8.00% Credit Enhancement Percentage (2x the Class M-9 Initial Credit Enhancement Percentage).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 11

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------
Class M Principal
Distribution Amount             If a Trigger Event is in effect, principal payments will be paid first to the  Class A  Certificates
(continued):                    in the manner and order of priority described under "Class A Principal Distribution Amount", in each case until the Certificate  Principal  Balance of each such class has been reduced to zero and, then sequentially  to the  Mezzanine  Certificates  in their order of  seniority,  in each case until the
                                Certificate Principal Balance of each such class has been reduced to zero.

Coupon Step-up:                 On the Distribution Date following the first possible optional  termination date, the margins on the
                                Class A Certificates and the Mezzanine  Certificates will increase to the following,  subject to the applicable Net WAC Pass-Through Rate.

                                Class                   After Optional Termination
                                -----                   --------------------------
                                A                       2 x Margin
                                M                       The lesser of 1.5 x Margin and Margin plus 0.50%

Trigger Event:                  If either the Delinquency Test or Cumulative Loss Test is violated.

Delinquency Test:               The  determination  on any  Distribution  Date that the  percentage  obtained  by  dividing  (x) the principal  amount  of (1)  Mortgage  Loans  delinquent  60 days  or  more,  (2)  Mortgage  Loans  in foreclosure,  (3) REO  Properties  and (4) Mortgage  Loans  discharged  due to bankruptcy by (y) the aggregate  principal balance of the Mortgage Loans, in each case, as of the last day of the previous calendar month, exceeds 39.80% of the Credit Enhancement Percentage.

Cumulative Loss Test:           The  determination  on any  Distribution  Date that the aggregate amount of Realized Losses incurred since the Cut-off  Date  through the last day of the  related  Due Period  divided by the  aggregate principal  balance of the Mortgage Loans as of the Cut-off Date exceeds the  applicable  percentages set forth below with respect to such Distribution Date:

                                 Distribution Date Occurring in                                Percentage
                                 ------------------------------                                ----------
                                    April 2009 to March 2010              1.55%, plus 1/12th of 1.80% for each month thereafter
                                    April 2010 to March 2011              3.35%, plus 1/12th of 1.85% for each month thereafter
                                    April 2011 to March 2012              5.20%, plus 1/12th of 1.45% for each month thereafter
                                    April 2012 to March 2013              6.65%, plus 1/12th of 0.80% for each month thereafter
                                    April 2013 and thereafter                                      7.45%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 12

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------

Payment Priority:               On each Distribution Date, the Available Distribution Amount will be distributed as follows:

                                1.    To the Supplemental Interest Trust to pay any Net Swap Payment or any Swap Termination Payment
                                      (not caused by a Swap Provider  Trigger Event (as defined in the Swap  Agreement)) owed to the
                                      Swap Provider.

                                2.    To pay interest to the Class A Certificates,  pro rata,  including any accrued unpaid interest from a prior Distribution Date, and then to pay interest excluding any accrued unpaid interest from a prior Distribution Date to the Mezzanine  Certificates,  on a sequential basis in order of priority.

                                3.    To pay  principal  to the  Class A  Certificates  in  accordance  with the  principal  payment provisions described above.

                                4.    To pay  principal to the Mezzanine  Certificates  in  accordance  with the  principal  payment provisions described above.

                                5.    From Net  Monthly  Excess  Cashflow,  if any,  to the  Certificates  then  entitled to receive distributions in respect of principal in order to reduce the Certificate  Principal Balance of
                                      the   Certificates   to  the  extent   necessary   to  restore  or   maintain   the   Required
                                      Overcollateralization Amount.

                                6.    From remaining Net Monthly Excess Cashflow,  if any, to pay the Interest Carry Forward Amounts
                                      on the Mezzanine Certificates, on a sequential basis in order of priority.

                                7.    From remaining Net Monthly Excess  Cashflow,  if any, to pay the allocated  Realized Losses on the Mezzanine Certificates, on a sequential basis in order of priority.

                                8.    From remaining Net Monthly Excess  Cashflow,  if any, to pay the Net WAC Rate Carryover Amount
                                      on the Class A Certificates  and the Mezzanine  Certificates  in the same order of priority as described in 2 above.

                                9.    From  remaining  Net Monthly  Excess  Cashflow,  if any, to pay any Swap  Termination  Payment
                                      (caused by a Swap Provider Trigger Event) owed to the Swap Provider.

                                10.   To pay any remaining  amount to the Class CE, Class P and Class R  Certificates  in accordance with the pooling and servicing agreement.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 13

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------

Payment Priority cont'd:        Any Net Swap Payments payable to the Securities Administrator on behalf of the Supplemental Interest
                                Trust by the Swap Provider will be paid after the Available Distribution Amount as follows:

                                1.    To pay any unpaid interest on the Class A Certificates, pro rata, including any accrued unpaid interest  from a prior  Distribution  Date and then to pay any unpaid  interest  including any accrued  unpaid  interest  from  prior  Distribution  Dates  to  the  Mezzanine  Certificates,
                                      sequentially in order of priority.

                                2.    To pay any principal to the Class A Certificates and the Mezzanine  Certificates in accordance with the principal  payment  provisions  described above in an amount  necessary to restore or maintain the Required  Overcollateralization  Amount but not to exceed the cumulative realized losses on the Mortgage Loans.

                                3.    To  pay  any  allocated  Realized  Losses  remaining  unpaid  on the  Mezzanine  Certificates, sequentially.

                                4.    To pay  the  Net  WAC  Rate  Carryover  Amount  on the  Class  A  Certificates  and  Mezzanine
                                      Certificates remaining unpaid in the same order of priority as described above.

                                5.    To pay any Swap  Termination  Payment (caused by a Swap Provider  Trigger Event under the Swap
                                      Agreement) owed to the Swap Provider.

                                6.    To pay any remaining amount to the Class CE Certificates.

                                Any Net Swap Payments payable to the Swap Provider by the Securities  Administrator on behalf of the
                                Supplemental Interest Trust will be paid as follows:

                                1. To make any Net Swap Payment owed to the Swap  Provider  pursuant to the Swap  Agreement for such
                                Distribution Date, and

                                2. To make any Swap  Termination  Payment not due to a Swap Provider  Trigger Event owed to the Swap
                                Provider pursuant to the Swap Agreement (to the extent not paid by the Securities Administrator from any upfront payment  received  pursuant to any replacement  interest rate swap agreement that may be entered into by the Securities Administrator).

ERISA:                          It is expected that the Offered  Certificates  may be purchased by, or with the assets of,  employee benefit plans subject to the Employee  Retirement  Income Security Act of 1974, as amended ("ERISA")
                                or plans or  arrangements  subject to section  4975 of the Internal  Revenue Code (each,  a "Plan").
                                Prior to the termination of the Supplemental Interest Trust, Plans or persons using assets of a Plan may purchase the Offered  Certificates  if the purchase  and holding  meets the  requirements  of an investor-based  class  exemption  issued by the Department of Labor.  Investors  should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of a Plan's acquisition and ownership of such certificates.

Legal Investment:               The Offered  Certificates  will not constitute  "mortgage  related  securities"  for purposes of the
                                Secondary Mortgage Market Enhancement Act of 1984.

Taxation - REMIC:               One or more REMIC elections will be made for designated  portions of the Trust (exclusive of certain shortfall  payments or payments  from the  Supplemental  Interest  Trust or the  obligation  to make payments to the Supplemental Interest Trust pursuant to the Swap Agreement).

Form of Registration:           Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations:          $25,000 and integral multiples of $1 in excess thereof.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 14

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

                                                            Swap Schedule

          ------------------------------------------------------------------------------------------------------------
              Distribution Date           Notional Schedule ($)     Distribution Date          Notional Schedule ($)
          ------------------------------------------------------------------------------------------------------------
                  4/25/2007                                  -         10/25/2009                    143,661,112.00
                  5/25/2007                                  -         11/25/2009                    136,574,794.00
                  6/25/2007                                  -         12/25/2009                    129,806,201.00
                  7/25/2007                                  -          1/25/2010                    123,340,846.00
                  8/25/2007                                  -          2/25/2010                    117,165,338.00
                  9/25/2007                                  -          3/25/2010                    111,265,985.00
                 10/25/2007                     666,415,204.00          4/25/2010                    105,630,211.00
                 11/25/2007                     643,170,595.00          5/25/2010                    100,246,020.00
                 12/25/2007                     618,333,656.00          6/25/2010                     95,101,971.00
                  1/25/2008                     592,182,982.00          7/25/2010                     90,187,153.00
                  2/25/2008                     567,111,935.00          8/25/2010                     85,491,191.00
                  3/25/2008                     543,075,775.00          9/25/2010                     81,004,119.00
                  4/25/2008                     520,031,625.00         10/25/2010                     76,716,464.00
                  5/25/2008                     497,938,388.00         11/25/2010                     72,619,195.00
                  6/25/2008                     476,756,676.00         12/25/2010                     68,703,692.00
                  7/25/2008                     456,448,739.00          1/25/2011                     64,961,734.00
                  8/25/2008                     436,978,395.00          2/25/2011                     61,385,480.00
                  9/25/2008                     418,310,965.00          3/25/2011                     57,967,444.00
                 10/25/2008                     400,371,355.00          4/25/2011                     54,700,488.00
                 11/25/2008                     383,178,704.00          5/25/2011                     51,577,799.00
                 12/25/2008                     364,967,665.00          6/25/2011                     48,592,878.00
                  1/25/2009                     309,569,380.00          7/25/2011                     45,739,525.00
                  2/25/2009                     263,493,321.00          8/25/2011                     43,011,821.00
                  3/25/2009                     225,077,617.00          9/25/2011                     40,404,121.00
                  4/25/2009                     193,763,410.00         10/25/2011                     37,911,037.00
                  5/25/2009                     184,421,749.00         11/25/2011                     35,527,425.00
                  6/25/2009                     175,501,123.00         12/25/2011                     33,248,380.00
                  7/25/2009                     166,982,263.00          1/25/2012                     31,068,847.00
                  8/25/2009                     158,848,514.00          2/25/2012                     28,983,740.00
                  9/25/2009                     151,080,372.00          3/35/2012                     26,989,900.00
                                                                        4/25/2012                                 0

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 15

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

                                                  Group I and Group II Cap Schedule

----------------------------------------------------------------    ---------------------------------------------------------------
                                  Group I                                                          Group II
Distribution Date           Notional Schedule ($)     Cap Strike    Distribution Date        Notional Schedule ($)      Cap Strike
----------------------------------------------------------------    ---------------------------------------------------------------
    4/25/2007                   255,098,181.14          7.50%          4/25/2007                  529,203,953.62           7.50%
    5/25/2007                   252,587,426.12          7.50%          5/25/2007                  524,056,725.75           7.50%
    6/25/2007                   249,641,098.03          7.50%          6/25/2007                  518,004,939.13           7.50%
    7/25/2007                   246,264,839.22          7.50%          7/25/2007                  511,059,972.45           7.50%
    8/25/2007                   242,466,566.16          7.50%          8/25/2007                  503,237,924.58           7.50%
    9/25/2007                   238,256,482.63          7.50%          9/25/2007                  494,559,644.73           7.50%

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 16

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

                                                     Sensitivity Table
                                                        To 10% Call

           -------------------------------------------------------------------------------------------------------
                                    Fixed}}        0% PPC       55% PPC      100% PPC      125% PPC      160% PPC
                                      Arm}}        0% PPC       55% PPC      100% PPC      125% PPC      160% PPC
                                                                        --------------
           A-1             Avg Life (years)         23.94          4.41          2.31          1.64          1.23
                         First Payment Date        Apr-07        Apr-07        Apr-07        Apr-07        Apr-07
                          Last Payment Date        Dec-36        May-20        Jan-14        May-12        Oct-09

           A-2A            Avg Life (years)         19.60          1.55          1.00          0.83          0.67
                         First Payment Date        Apr-07        Apr-07        Apr-07        Apr-07        Apr-07
                          Last Payment Date        Aug-34        Mar-10        Jan-09        Oct-08        Jun-08

           A-2B            Avg Life (years)         28.83          3.87          2.00          1.76          1.47
                         First Payment Date        Aug-34        Mar-10        Jan-09        Oct-08        Jun-08
                          Last Payment Date        Dec-36        May-12        Jul-09        Feb-09        Dec-08

           A-2C            Avg Life (years)         29.74          6.78          3.00          2.07          1.81
                         First Payment Date        Dec-36        May-12        Jul-09        Feb-09        Dec-08
                          Last Payment Date        Dec-36        Dec-15        Sep-11        Aug-09        Feb-09

           A-2D            Avg Life (years)         29.74         11.82          6.10          3.61          2.15
                         First Payment Date        Dec-36        Dec-15        Sep-11        Aug-09        Feb-09
                          Last Payment Date        Dec-36        May-20        Jan-14        May-12        Oct-09

           M-1             Avg Life (years)         29.71          8.58          4.86          5.02          3.56
                         First Payment Date        Jun-36        Mar-11        Dec-10        Nov-11        Oct-09
                          Last Payment Date        Dec-36        May-20        Jan-14        May-12        Dec-10

           M-2             Avg Life (years)         29.71          8.58          4.77          4.56          3.74
                         First Payment Date        Jun-36        Mar-11        Oct-10        May-11        Dec-10
                          Last Payment Date        Dec-36        May-20        Jan-14        May-12        Dec-10

           M-3             Avg Life (years)         29.71          8.58          4.71          4.31          3.74
                         First Payment Date        Jun-36        Mar-11        Aug-10        Feb-11        Dec-10
                          Last Payment Date        Dec-36        May-20        Jan-14        May-12        Dec-10

           M-4             Avg Life (years)         29.71          8.58          4.68          4.18          3.66
                         First Payment Date        May-36        Mar-11        Aug-10        Dec-10        Sep-10
                          Last Payment Date        Dec-36        May-20        Jan-14        May-12        Dec-10

           M-5             Avg Life (years)         29.71          8.58          4.65          4.09          3.48
                         First Payment Date        May-36        Mar-11        Jul-10        Oct-10        Jul-10
                          Last Payment Date        Dec-36        May-20        Jan-14        May-12        Dec-10
           -------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 17

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

                                                     Sensitivity Table
                                                  To 10% Call (Continued)

           -------------------------------------------------------------------------------------------------------
                                    Fixed}}        0% PPC       55% PPC      100% PPC      125% PPC      160% PPC
                                      Arm}}        0% PPC       55% PPC      100% PPC      125% PPC      160% PPC
                                                                        -------------
           M-6             Avg Life (years)         29.71          8.58          4.64          4.00          3.35
                         First Payment Date        May-36        Mar-11        Jun-10        Sep-10        May-10
                          Last Payment Date        Dec-36        May-20        Jan-14        May-12        Dec-10

           M-7             Avg Life (years)         29.71          8.58          4.62          3.94          3.25
                         First Payment Date        May-36        Mar-11        Jun-10        Aug-10        Mar-10
                          Last Payment Date        Dec-36        May-20        Jan-14        May-12        Dec-10

           M-8             Avg Life (years)         29.71          8.58          4.60          3.88          3.17
                         First Payment Date        May-36        Mar-11        May-10        Jul-10        Feb-10
                          Last Payment Date        Dec-36        May-20        Jan-14        May-12        Dec-10

           M-9             Avg Life (years)         29.71          8.58          4.59          3.85          3.12
                         First Payment Date        May-36        Mar-11        May-10        Jun-10        Jan-10
                          Last Payment Date        Dec-36        May-20        Jan-14        May-12        Dec-10
           -------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 18

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

                                                     Sensitivity Table
                                                        To Maturity

           -------------------------------------------------------------------------------------------------------
                                    Fixed}}        0% PPC       55% PPC      100% PPC      125% PPC      160% PPC
                                      Arm}}        0% PPC       55% PPC      100% PPC      125% PPC      160% PPC
                                                                        --------------
           A-1             Avg Life (years)         23.94          4.77          2.52          1.80          1.23
                         First Payment Date        Apr-07        Apr-07        Apr-07        Apr-07        Apr-07
                          Last Payment Date        Dec-36        Oct-34        Feb-23        Jul-19        Oct-09

           A-2A            Avg Life (years)         19.60          1.55          1.00          0.83          0.67
                         First Payment Date        Apr-07        Apr-07        Apr-07        Apr-07        Apr-07
                          Last Payment Date        Aug-34        Mar-10        Jan-09        Oct-08        Jun-08

           A-2B            Avg Life (years)         28.83          3.87          2.00          1.76          1.47
                         First Payment Date        Aug-34        Mar-10        Jan-09        Oct-08        Jun-08
                          Last Payment Date        Dec-36        May-12        Jul-09        Feb-09        Dec-08

           A-2C            Avg Life (years)         29.74          6.78          3.00          2.07          1.81
                         First Payment Date        Dec-36        May-12        Jul-09        Feb-09        Dec-08
                          Last Payment Date        Dec-36        Dec-15        Sep-11        Aug-09        Feb-09

           A-2D            Avg Life (years)         29.74         14.05          7.39          4.59          2.15
                         First Payment Date        Dec-36        Dec-15        Sep-11        Aug-09        Feb-09
                          Last Payment Date        Dec-36        Oct-34        Feb-23        Jul-19        Oct-09

           M-1             Avg Life (years)         29.71          9.50          5.39          5.50          6.03
                         First Payment Date        Jun-36        Mar-11        Dec-10        Nov-11        Oct-09
                          Last Payment Date        Dec-36        Feb-31        May-20        Apr-17        Apr-16

           M-2             Avg Life (years)         29.71          9.48          5.27          4.95          4.75
                         First Payment Date        Jun-36        Mar-11        Oct-10        May-11        May-11
                          Last Payment Date        Dec-36        Apr-30        Oct-19        Nov-16        Apr-14

           M-3             Avg Life (years)         29.71          9.45          5.20          4.69          4.18
                         First Payment Date        Jun-36        Mar-11        Aug-10        Feb-11        Dec-10
                          Last Payment Date        Dec-36        May-29        Mar-19        May-16        Dec-13

           M-4             Avg Life (years)         29.71          9.42          5.15          4.55          3.93
                         First Payment Date        May-36        Mar-11        Aug-10        Dec-10        Sep-10
                          Last Payment Date        Dec-36        Sep-28        Oct-18        Feb-16        Sep-13

           M-5             Avg Life (years)         29.71          9.38          5.11          4.43          3.74
                         First Payment Date        May-36        Mar-11        Jul-10        Oct-10        Jul-10
                          Last Payment Date        Dec-36        Jan-28        May-18        Oct-15        Jun-13
           -------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 19

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

                                                     Sensitivity Table
                                                  To Maturity (Continued)

           -------------------------------------------------------------------------------------------------------
                                    Fixed}}        0% PPC       55% PPC      100% PPC      125% PPC      160% PPC
                                      Arm}}        0% PPC       55% PPC      100% PPC      125% PPC      160% PPC
                                                                        --------------
           M-6             Avg Life (years)         29.71          9.34          5.06          4.33          3.60
                         First Payment Date        May-36        Mar-11        Jun-10        Sep-10        May-10
                          Last Payment Date        Dec-36        Mar-27        Dec-17        May-15        Mar-13

           M-7             Avg Life (years)         29.71          9.27          5.01          4.24          3.47
                         First Payment Date        May-36        Mar-11        Jun-10        Aug-10        Mar-10
                          Last Payment Date        Dec-36        Apr-26        May-17        Dec-14        Nov-12

           M-8             Avg Life (years)         29.71          9.18          4.93          4.14          3.36
                         First Payment Date        May-36        Mar-11        May-10        Jul-10        Feb-10
                          Last Payment Date        Dec-36        Mar-25        Oct-16        Jun-14        Jul-12

           M-9             Avg Life (years)         29.71          9.07          4.86          4.05          3.27
                         First Payment Date        May-36        Mar-11        May-10        Jun-10        Jan-10
                          Last Payment Date        Dec-36        Feb-24        Feb-16        Dec-13        Mar-12
           -------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 20

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------   -------------------------------------------
      Class A-1 Effective Net WAC Schedule*           Class A-1 Effective Net WAC Schedule*

                             Effective Net WAC                                Effective
     Period        Date             (%)             Period      Date         Net WAC (%)
   ---------------------------------------------   -------------------------------------------
        1       4/25/2007         21.019              46      1/25/2011         15.164
        2       5/25/2007         19.883              47      2/25/2011         15.030
        3       6/25/2007         19.645              48      3/25/2011         15.887
        4       7/25/2007         19.884              49      4/25/2011         14.765
        5       8/25/2007         19.646              50      5/25/2011         14.943
        6       9/25/2007         19.646              51      6/25/2011         14.503
        7       10/25/2007        21.387              52      7/25/2011         14.704
        8       11/25/2007        21.099              53      8/25/2011         14.259
        9       12/25/2007        20.978              54      9/25/2011         14.129
       10       1/25/2008         20.644              55     10/25/2011         14.317
       11       2/25/2008         20.409              56     11/25/2011         13.870
       12       3/25/2008         20.392              57     12/25/2011         14.070
       13       4/25/2008         19.951              58      1/25/2012         13.776
       14       5/25/2008         19.835              59      2/25/2012         13.646
       15       6/25/2008         19.505              60      3/25/2012         14.195
       16       7/25/2008         19.400              61      4/25/2012         10.709
       17       8/25/2008         19.073              62      5/25/2012         11.060
       18       9/25/2008         18.861              63      6/25/2012         10.721
       19       10/25/2008        18.772              64      7/25/2012         11.252
       20       11/25/2008        18.446              65      8/25/2012         10.884
       21       12/25/2008        18.591              66      9/25/2012         10.878
       22       1/25/2009         18.784              67     10/25/2012         11.234
       23       2/25/2009         17.856              68     11/25/2012         10.866
       24       3/25/2009         17.702              69     12/25/2012         11.250
       25       4/25/2009         16.337              70      1/25/2013         10.973
       26       5/25/2009         16.391              71      2/25/2013         10.966
       27       6/25/2009         16.098              72      3/25/2013         12.135
       28       7/25/2009         16.611              73      4/25/2013         10.954
       29       8/25/2009         16.219              74      5/25/2013         11.313
       30       9/25/2009         16.065              75      6/25/2013         10.955
       31       10/25/2009        16.158              76      7/25/2013         11.374
       32       11/25/2009        15.768              77      8/25/2013         11.063
       33       12/25/2009        15.950              78      9/25/2013         11.079
       34       1/25/2010         16.045              79     10/25/2013         11.441
       35       2/25/2010         15.898              80     11/25/2013         11.065
       36       3/25/2010         16.609              81     12/25/2013         11.439
       37       4/25/2010         15.611              82      1/25/2014         11.118
       38       5/25/2010         15.738          ---------------------------------------
       39       6/25/2010         15.409
       40       7/25/2010         16.002                                                        *PPC: 100% (ARM); PPC: 100% (Fixed)
       41       8/25/2010         15.574                                                        *1 Month LIBOR: 20%
       42       9/25/2010         15.435                                                        *6 Month LIBOR: 20%
       43       10/25/2010        15.593                                                        *Includes Net Swap Payments
       44       11/25/2010        15.163                                                        received from the Swap Provider.
       45       12/25/2010        15.366                                                        *Includes Net Cap Payments
   ---------------------------------------------                                                received from the Cap Provider.

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 21

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------   -------------------------------------------
      Class A-2 Effective Net WAC Schedule*          Class A-2 Effective Net WAC Schedule*

                             Effective Net WAC                                Effective
     Period        Date             (%)             Period      Date         Net WAC (%)
   ---------------------------------------------   -------------------------------------------
        1       4/25/2007         21.292              46      1/25/2011         15.615
        2       5/25/2007         20.121              47      2/25/2011         15.482
        3       6/25/2007         19.875              48      3/25/2011         16.389
        4       7/25/2007         20.122              49      4/25/2011         15.219
        5       8/25/2007         19.877              50      5/25/2011         15.414
        6       9/25/2007         19.878              51      6/25/2011         14.961
        7       10/25/2007        21.627              52      7/25/2011         15.173
        8       11/25/2007        21.332              53      8/25/2011         14.716
        9       12/25/2007        21.220              54      9/25/2011         14.587
       10       1/25/2008         20.879              55     10/25/2011         14.791
       11       2/25/2008         20.645              56     11/25/2011         14.330
       12       3/25/2008         20.645              57     12/25/2011         14.546
       13       4/25/2008         20.188              58      1/25/2012         14.326
       14       5/25/2008         20.081              59      2/25/2012         14.198
       15       6/25/2008         19.745              60      3/25/2012         14.829
       16       7/25/2008         19.648              61      4/25/2012         11.303
       17       8/25/2008         19.314              62      5/25/2012         11.736
       18       9/25/2008         19.103              63      6/25/2012         11.355
       19       10/25/2008        19.022              64      7/25/2012         11.821
       20       11/25/2008        18.689              65      8/25/2012         11.435
       21       12/25/2008        18.645              66      9/25/2012         11.444
       22       1/25/2009         19.113              67     10/25/2012         11.825
       23       2/25/2009         18.197              68     11/25/2012         11.457
       24       3/25/2009         18.091              69     12/25/2012         11.835
       25       4/25/2009         16.700              70      1/25/2013         11.520
       26       5/25/2009         16.767              71      2/25/2013         11.515
       27       6/25/2009         16.402              72      3/25/2013         12.757
       28       7/25/2009         17.016              73      4/25/2013         11.519
       29       8/25/2009         16.613              74      5/25/2013         11.917
       30       9/25/2009         16.460              75      6/25/2013         11.528
       31       10/25/2009        16.563              76      7/25/2013         11.946
       32       11/25/2009        16.161              77      8/25/2013         11.556
       33       12/25/2009        16.299              78      9/25/2013         11.563
       34       1/25/2010         16.452              79     10/25/2013         11.945
       35       2/25/2010         16.307              80     11/25/2013         11.572
       36       3/25/2010         17.063              81     12/25/2013         11.953
       37       4/25/2010         16.021              82      1/25/2014         11.619
       38       5/25/2010         16.163           --------------------------------------
       39       6/25/2010         15.763
       40       7/25/2010         16.451
       41       8/25/2010         16.009                                                        *1 Month LIBOR: 20%
       42       9/25/2010         15.872                                                        *6 Month LIBOR: 20%
       43       10/25/2010        16.044                                                        *Includes Net Swap Payments
       44       11/25/2010        15.601                                                        received from the Swap Provider.
       45       12/25/2010        15.790                                                        *Includes Net Cap Payments
   ---------------------------------------------                                                received from the Cap Provider.

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 22

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------   -------------------------------------------
      Class M Effective Net WAC Schedule*             Class M Effective Net WAC Schedule*

                             Effective Net WAC                                Effective
     Period        Date             (%)             Period      Date         Net WAC (%)
   ---------------------------------------------   -------------------------------------------
        1       4/25/2007         21.203              46      1/25/2011         15.468
        2       5/25/2007         20.043              47      2/25/2011         15.335
        3       6/25/2007         19.801              48      3/25/2011         16.225
        4       7/25/2007         20.045              49      4/25/2011         15.071
        5       8/25/2007         19.802              50      5/25/2011         15.261
        6       9/25/2007         19.803              51      6/25/2011         14.812
        7       10/25/2007        21.549              52      7/25/2011         15.021
        8       11/25/2007        21.257              53      8/25/2011         14.567
        9       12/25/2007        21.141              54      9/25/2011         14.438
       10       1/25/2008         20.802              55     10/25/2011         14.637
       11       2/25/2008         20.568              56     11/25/2011         14.181
       12       3/25/2008         20.563              57     12/25/2011         14.392
       13       4/25/2008         20.111              58      1/25/2012         14.148
       14       5/25/2008         20.001              59      2/25/2012         14.019
       15       6/25/2008         19.667              60      3/25/2012         14.623
       16       7/25/2008         19.568              61      4/25/2012         11.110
       17       8/25/2008         19.235              62      5/25/2012         11.517
       18       9/25/2008         19.024              63      6/25/2012         11.149
       19       10/25/2008        18.941              64      7/25/2012         11.637
       20       11/25/2008        18.610              65      8/25/2012         11.256
       21       12/25/2008        18.628              66      9/25/2012         11.260
       22       1/25/2009         19.006              67     10/25/2012         11.633
       23       2/25/2009         18.086              68     11/25/2012         11.265
       24       3/25/2009         17.964              69     12/25/2012         11.646
       25       4/25/2009         16.582              70      1/25/2013         11.342
       26       5/25/2009         16.645              71      2/25/2013         11.337
       27       6/25/2009         16.303              72      3/25/2013         12.555
       28       7/25/2009         16.884              73      4/25/2013         11.336
       29       8/25/2009         16.485              74      5/25/2013         11.721
       30       9/25/2009         16.332              75      6/25/2013         11.342
       31       10/25/2009        16.431              76      7/25/2013         11.761
       32       11/25/2009        16.033              77      8/25/2013         11.396
       33       12/25/2009        16.186              78      9/25/2013         11.406
       34       1/25/2010         16.320              79     10/25/2013         11.781
       35       2/25/2010         16.174              80     11/25/2013         11.408
       36       3/25/2010         16.916              81     12/25/2013         11.786
       37       4/25/2010         15.888              82      1/25/2014         11.456
       38       5/25/2010         16.025           --------------------------------------
       39       6/25/2010         15.648
       40       7/25/2010         16.305
       41       8/25/2010         15.867                                                        *1 Month LIBOR: 20%
       42       9/25/2010         15.730                                                        *6 Month LIBOR: 20%
       43       10/25/2010        15.897                                                        *Includes Net Swap Payments
       44       11/25/2010        15.459                                                        received from the Swap Provider.
       45       12/25/2010        15.652                                                        *Includes Net Cap Payments
   ---------------------------------------------                                                received from the Cap Provider.

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 23

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

                                                      Excess Spread*
                            (Assumes Pricing Prepayment Speed, Excludes Basis Risk Shortfalls)

-----------------------------------------------------------------------------------------------------------------------------------------
                                                             Excess              Excess
               Excess                                       Spread in            Spread                                       Excess
              Spread in                        6 Month         bp                in bp         1 Month                     Spread in bp
             bp (Static   1 Month Forward       LIBOR       (Forward             (Static       Forward     6 Month LIBOR     (Forward
  Period       LIBOR)        LIBOR (%)       Forward (%)     LIBOR)     Period    LIBOR)      LIBOR (%)     Forward (%)       LIBOR)
-----------------------------------------------------------------------------------------------------------------------------------------
     1           278           5.3200          5.3300          278        45        439        4.7795          4.8575           444
-----------------------------------------------------------------------------------------------------------------------------------------
     2           207           5.3371          5.2825          205        46        426        4.7799          4.8726           435
-----------------------------------------------------------------------------------------------------------------------------------------
     3           190           5.3359          5.2265          188        47        425        4.7780          4.8897           436
-----------------------------------------------------------------------------------------------------------------------------------------
     4           207           5.2635          5.1587          212        48        466        4.7763          4.9047           473
-----------------------------------------------------------------------------------------------------------------------------------------
     5           190           5.2037          5.0953          201        49        425        4.8661          4.9212           430
-----------------------------------------------------------------------------------------------------------------------------------------
     6           190           5.1664          5.0341          204        50        438        4.8680          4.9232           442
-----------------------------------------------------------------------------------------------------------------------------------------
     7           246           5.0381          4.9707          245        51        423        4.8698          4.9244           429
-----------------------------------------------------------------------------------------------------------------------------------------
     8           245           4.9962          4.9324          244        52        437        4.8711          4.9255           445
-----------------------------------------------------------------------------------------------------------------------------------------
     9           245           4.9456          4.8908          245        53        422        4.8730          4.9278           431
-----------------------------------------------------------------------------------------------------------------------------------------
    10           243           4.8895          4.8483          244        54        421        4.8745          4.9284           431
-----------------------------------------------------------------------------------------------------------------------------------------
    11           242           4.8380          4.8122          243        55        435        4.8762          4.9288           444
-----------------------------------------------------------------------------------------------------------------------------------------
    12           245           4.8167          4.7753          249        56        420        4.8772          4.9445           430
-----------------------------------------------------------------------------------------------------------------------------------------
    13           241           4.7953          4.7338          243        57        435        4.8779          4.9576           445
-----------------------------------------------------------------------------------------------------------------------------------------
    14           242           4.7540          4.6928          247        58        439        4.8800          4.9727           451
-----------------------------------------------------------------------------------------------------------------------------------------
    15           239           4.7105          4.6491          244        59        438        4.8803          4.9882           451
-----------------------------------------------------------------------------------------------------------------------------------------
    16           241           4.6663          4.6055          249        60        471        4.8805          5.0027           481
-----------------------------------------------------------------------------------------------------------------------------------------
    17           238           4.6255          4.5649          246        61        429        4.9597          5.0188           443
-----------------------------------------------------------------------------------------------------------------------------------------
    18           237           4.5827          4.5216          247        62        451        4.9616          5.0201           464
-----------------------------------------------------------------------------------------------------------------------------------------
    19           239           4.5407          4.4811          252        63        434        4.9643          5.0226           447
-----------------------------------------------------------------------------------------------------------------------------------------
    20           236           4.4990          4.5070          249        64        461        4.9667          5.0251           476
-----------------------------------------------------------------------------------------------------------------------------------------
    21           250           4.4560          4.5414          266        65        442        4.9690          5.0267           458
-----------------------------------------------------------------------------------------------------------------------------------------
    22           400           4.4185          4.5753          417        66        443        4.9718          5.0286           458
-----------------------------------------------------------------------------------------------------------------------------------------
    23           396           4.3770          4.6172          420        67        461        4.9728          5.0306           476
-----------------------------------------------------------------------------------------------------------------------------------------
    24           419           4.3496          4.6687          446        68        444        4.9749          5.0403           459
-----------------------------------------------------------------------------------------------------------------------------------------
    25           390           4.6952          4.7157          409        69        463        4.9771          5.0506           477
-----------------------------------------------------------------------------------------------------------------------------------------
    26           399           4.6848          4.7052          419        70        450        4.9784          5.0624           466
-----------------------------------------------------------------------------------------------------------------------------------------
    27           391           4.6747          4.6952          411        71        449        4.9799          5.0722           466
-----------------------------------------------------------------------------------------------------------------------------------------
    28           439           4.6640          4.6843          437        72        505        4.9803          5.0833           518
-----------------------------------------------------------------------------------------------------------------------------------------
    29           428           4.6543          4.6742          428        73        449        5.0350          5.0949           461
-----------------------------------------------------------------------------------------------------------------------------------------
    30           428           4.6429          4.6630          429        74        468        5.0369          5.0961           478
-----------------------------------------------------------------------------------------------------------------------------------------
    31           438           4.6331          4.6529          439        75        449        5.0401          5.0983           460
-----------------------------------------------------------------------------------------------------------------------------------------
    32           427           4.6234          4.6794          430        76        469        5.0411          5.0998           480
-----------------------------------------------------------------------------------------------------------------------------------------
    33           438           4.6125          4.7081          441        77        452        5.0432          5.1017           465
-----------------------------------------------------------------------------------------------------------------------------------------
    34           436           4.6031          4.7358          439        78        453        5.0454          5.1044           465
-----------------------------------------------------------------------------------------------------------------------------------------
    35           435           4.5930          4.7663          440        79        471        5.0464          5.1039           482
-----------------------------------------------------------------------------------------------------------------------------------------
    36           469           4.5894          4.8005          471        80        453        5.0482          5.1135           464
-----------------------------------------------------------------------------------------------------------------------------------------
    37           434           4.7836          4.8316          430        81        471        5.0496          5.1232           482
-----------------------------------------------------------------------------------------------------------------------------------------
    38           430           4.7837          4.8309          427        82        454        5.0509          5.1341           468
-----------------------------------------------------------------------------------------------------------------------------------------
    39           416           4.7830          4.8307          415
-----------------------------------------------------------------------------------------------------------------------------------------
    40           433           4.7824          4.8299          436
-----------------------------------------------------------------------------------------------------------------------------------------
    41           424           4.7826          4.8305          428
-----------------------------------------------------------------------------------------------------------------------------------------
    42           425           4.7817          4.8288          430
-----------------------------------------------------------------------------------------------------------------------------------------
    43           438           4.7808          4.8271          443
-----------------------------------------------------------------------------------------------------------------------------------------
    44           426           4.7805          4.8422          432
-----------------------------------------------------------------------------------------------------------------------------------------
*Includes Net Swap Payments received from the Swap Provider.

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 24

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

                              Breakeven CDR Table for the Mezzanine Certificates
                              --------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:
- The Pricing Assumption is applied
- 10% cleanup call is not exercised
- Forward Curves
- 40% Severity
- Interest & Principal advancing
- 6 month recovery lag
- Triggers Failing
The table below displays the Constant Default Rate ("CDR") and the related cumulative collateral loss before the referenced Class incurs a writedown.

                      --------------------------------------------------------------------------
                           Class           CDR Break-Even (%)          Cumulative Loss (%)
                      --------------------------------------------------------------------------
                            M-1                  28.03                        20.80
                            M-2                  22.93                        18.33
                            M-3                  20.23                        16.87
                            M-4                  17.90                        15.50
                            M-5                  15.78                        14.16
                            M-6                  13.83                        12.85
                            M-7                  12.08                        11.59
                            M-8                  10.89                        10.68
                            M-9                  10.08                        10.04
                      --------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 25

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        SUMMARY - AGGREGATE POOL*
------------------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans:                               4,048          Index Type:
Aggregate Principal Balance:                     $784,302,135              6 Month LIBOR:                                  80.65%
Conforming Principal Balance Loans:              $604,410,456              Fixed Rate:                                     19.35%
Average Principal Balance:                           $193,751          W.A. Initial Periodic Cap**:                        3.245%
     Range:                              $13,489 - $1,500,000          W.A. Subsequent Periodic Cap**:                     1.000%
W.A. Coupon:                                           8.060%          W.A. Lifetime Rate Cap**:                           6.497%
     Range:                                  4.490% - 12.875%          Property Type:
W.A. Gross Margin**:                                   6.219%              Single Family:                                  67.10%
     Range:                                   2.500% - 8.000%              PUD:                                            13.91%
W.A. Remaining Term:                               356 months              2-4 Family:                                     10.40%
     Range:                           173 months - 358 months              Condo                                            8.59%
W.A. Seasoning:                                      3 months          Occupancy Status:
Latest Maturity Date:                         January 1, 2037              Primary:                                        96.85%
State Concentration (Top 5):                                               Investment:                                      0.55%
        California:                                    39.35%              Second Home:                                     2.60%
          Florida:                                     10.38%          Documentation Status:
          New York:                                    10.30%              Full:                                           28.19%
          Illinois:                                     4.81%              Stated:                                         47.36%
          New Jersey:                                   4.50%              Limited:                                        21.49%
W.A. Original Combined LTV:                            81.80%              None:                                            2.96%
     Range:                                  12.86% - 100.00%          Non-Zero W.A. Prepayment Penalty Term:           27 months
First Liens:                                           88.64%          Loans with Prepay Penalties:                        65.70%
Second Liens:                                          11.36%          Interest Only Loans:                                12.54%
Non-Balloon Loans:                                     43.41%          Non-Zero Weighted Average IO Term:               84 months
Non-Zero W.A. FICO Score:                                 648
------------------------------------------------------------------------------------------------------------------------------------
*  Subject to a permitted variance of  +/- 10%
** For ARM loans only

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 26

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                               Originator
------------------------------------------------------------------------------------------------------------------------------------
                                  Number of             Aggregate           % of Aggregate                        W.A.       W.A.
                               Initial Mortgage         Remaining             Remaining            W.A.         Non-Zero   Original
Originator                          Loans         Principal Balance ($)   Principal Balance     Coupon (%)        FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
WMC                                  4,048              784,302,135              100.00            8.060          648         81.80
------------------------------------------------------------------------------------------------------------------------------------
Total:                               4,048              784,302,135              100.00            8.060          648         81.80
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Principal Balance at Origination
------------------------------------------------------------------------------------------------------------------------------------
                              Number of            Aggregate           % of Aggregate                        W.A.          W.A.
Principal Balance at           Initial             Remaining             Remaining            W.A.         Non-Zero      Original
                              Mortgage
Origination ($)                 Loans        Principal Balance ($)   Principal Balance     Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                       593               19,805,133                2.53           11.175          635         99.53
50,000.01 - 100,000.00                 844               62,580,591                7.98           10.361          643         93.16
100,000.01 - 150,000.00                625               77,659,503                9.90            9.145          631         84.24
150,000.01 - 200,000.00                438               76,839,339                9.80            8.147          630         79.65
200,000.01 - 250,000.00                345               77,539,073                9.89            7.886          634         79.95
250,000.01 - 300,000.00                301               82,708,089               10.55            7.647          640         79.46
300,000.01 - 350,000.00                258               83,672,378               10.67            7.514          654         79.92
350,000.01 - 400,000.00                197               73,649,150                9.39            7.394          654         79.65
400,000.01 - 450,000.00                123               52,176,069                6.65            7.437          649         79.70
450,000.01 - 500,000.00                138               66,091,325                8.43            7.358          657         80.16
500,000.01 - 550,000.00                 75               39,354,782                5.02            7.393          667         79.10
550,000.01 - 600,000.00                 49               28,134,437                3.59            7.547          679         81.48
600,000.01 - 650,000.00                 25               15,574,244                1.99            7.235          703         79.41
650,000.01 - 700,000.00                 19               12,801,295                1.63            7.359          682         79.76
700,000.01 - 750,000.00                  3                2,192,477                0.28            6.637          737         76.88
750,000.01 - 800,000.00                  7                5,484,213                0.70            7.028          661         80.89
800,000.01 - 850,000.00                  4                3,295,009                0.42            7.739          660         86.20
850,000.01 - 900,000.00                  1                  899,104                0.11            7.300          731         90.00
1,000,000.01 greater than or equal to    3                3,845,923                0.49            7.532          687         70.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                               4,048              784,302,135              100.00            8.060          648         81.80
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 27

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Remaining Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
                                   Number of            Aggregate           % of Aggregate                         W.A.       W.A.
Remaining Principal                 Initial             Remaining             Remaining             W.A.         Non-Zero   Original
Balance ($)                     Mortgage Loans    Principal Balance ($)   Principal Balance      Coupon (%)        FICO     CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                        594             19,853,952                  2.53          11.172            635        99.53
50,000.01 - 100,000.00                  847             62,931,404                  8.02          10.350            642        92.96
100,000.01 - 150,000.00                 623             77,559,782                  9.89           9.142            631        84.37
150,000.01 - 200,000.00                 436             76,539,428                  9.76           8.149            629        79.62
200,000.01 - 250,000.00                 346             77,788,785                  9.92           7.887            634        79.95
250,000.01 - 300,000.00                 301             82,744,351                 10.55           7.652            640        79.46
300,000.01 - 350,000.00                 259             84,086,256                 10.72           7.514            654        79.92
350,000.01 - 400,000.00                 195             72,949,299                  9.30           7.385            654        79.64
400,000.01 - 450,000.00                 125             53,074,250                  6.77           7.446            648        79.73
450,000.01 - 500,000.00                 136             65,193,144                  8.31           7.349            658        80.14
500,000.01 - 550,000.00                  75             39,354,782                  5.02           7.393            667        79.10
550,000.01 - 600,000.00                  49             28,134,437                  3.59           7.547            679        81.48
600,000.01 - 650,000.00                  25             15,574,244                  1.99           7.235            703        79.41
650,000.01 - 700,000.00                  19             12,801,295                  1.63           7.359            682        79.76
700,000.01 - 750,000.00                   3              2,192,477                  0.28           6.637            737        76.88
750,000.01 - 800,000.00                   7              5,484,213                  0.70           7.028            661        80.89
800,000.01 - 850,000.00                   4              3,295,009                  0.42           7.739            660        86.20
850,000.01 - 900,000.00                   1                899,104                  0.11           7.300            731        90.00
1,000,000.01 greater than or equal to     3              3,845,923                  0.49           7.532            687        70.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                                4,048            784,302,135                100.00           8.060            648        81.80
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              Remaining Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                       W.A.          W.A.
                          Number of            Aggregate Remaining           Remaining           W.A.        Non-Zero      Original
Months Remaining    Initial Mortgage Loans     Principal Balance ($)    Principal Balance    Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                                61               4,620,009                0.59         10.540          634           88.94
181 - 240                                 2                 142,291                0.02         10.136          585           54.05
301 - 360                             3,985             779,539,835               99.39          8.045          648           81.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                                4,048             784,302,135              100.00          8.060          648           81.80
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 28

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                               Product Type
------------------------------------------------------------------------------------------------------------------------------------
                                        Number of           Aggregate           % of Aggregate                      W.A.       W.A.
                                    Initial Mortgage        Remaining             Remaining         W.A.        Non-Zero    Original
Collateral Type                           Loans       Principal Balance ($)   Principal Balance  Coupon (%)       FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                                 22           2,154,589                0.27          9.459          616        76.58
Fixed - 20 Year                                  2             142,291                0.02         10.136          585        54.05
Fixed - 30 Year                              1,556         122,248,650               15.59         10.162          647        92.94
Fixed - 30 Year IO                               5             932,750                0.12          6.802          651        62.67
Balloon - 15/30                                 39           2,465,420                0.31         11.484          650        99.75
Balloon - 30/40                                 65          13,216,919                1.69          7.937          612        76.79
Balloon - 30/50                                 35          10,602,909                1.35          7.887          627        80.33
ARM - 6 Month                                    1             274,531                0.04          8.845          644        77.90
ARM - 2 Year/6 Month                           460          85,663,375               10.92          8.368          622        81.11
ARM - 2 Year/6 Month IO                        111          33,840,061                4.31          7.175          662        78.93
ARM - 2 Year/6 Month 30/40 Balloon             630         160,133,040               20.42          8.009          629        80.43
ARM - 2 Year/6 Month 30/50 Balloon             604         181,372,596               23.13          7.806          635        80.20
ARM - 3 Year/6 Month                            18           2,980,831                0.38          8.571          603        79.97
ARM - 3 Year/6 Month IO                          7           1,894,376                0.24          7.278          672        79.83
ARM - 3 Year/6 Month 30/40 Balloon              20           5,812,378                0.74          8.215          601        81.40
ARM - 3 Year/6 Month 30/50 Balloon              17           5,889,857                0.75          8.005          622        78.21
ARM - 5 Year/6 Month                            68          20,368,488                2.60          7.240          696        81.31
ARM - 5 Year/6 Month IO                         94          34,360,771                4.38          6.303          710        76.23
ARM - 5 Year/6 Month 30/40 Balloon              68          20,145,559                2.57          7.269          697        81.34
ARM - 5 Year/6 Month 30/50 Balloon             102          34,278,244                4.37          7.189          689        81.12
ARM - 7 Year/6 Month                             1             408,505                0.05          7.625          710        84.41
ARM - 7 Year/6 Month IO                          1             280,880                0.04          6.100          724        80.00
ARM - 10 Year/6 Month                           25           7,858,863                1.00          6.429          694        76.15
ARM - 10 Year/6 Month IO                        63          27,060,642                3.45          5.811          739        69.73
ARM - 10 Year/6 Month 30/40 Balloon             18           4,744,614                0.60          6.943          665        81.85
ARM - 10 Year/6 Month 30/50 Balloon             16           5,170,996                0.66          7.264          658        83.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                                       4,048         784,302,135              100.00          8.060          648        81.80
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 29

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         Interest Only Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Aggregate                        W.A.            W.A.
Interest Only           Number of             Aggregate Remaining        Remaining             W.A.        Non-Zero        Original
Term (months)     Initial Mortgage Loans     Principal Balance ($)   Principal Balance      Coupon (%)       FICO          CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                   3,767             685,932,655               87.46          8.286          640             82.73
60                                    179              58,708,735                7.49          6.799          686             77.60
120                                   102              39,660,745                5.06          6.034          722             71.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                              4,048             784,302,135              100.00          8.060          648             81.80
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Mortgage Rate
------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                      W.A.         W.A.
                               Number of           Aggregate Remaining         Remaining           W.A.       Non-Zero     Original
Mortgage Rate (%)       Initial Mortgage Loans    Principal Balance ($)    Principal Balance    Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.499                                3               1,017,500                 0.13         4.490         767         57.71
4.500 - 4.999                               10               3,752,912                 0.48         4.883         765         58.78
5.000 - 5.499                               16               5,309,253                 0.68         5.347         755         71.98
5.500 - 5.999                               94              38,397,854                 4.90         5.768         721         72.81
6.000 - 6.499                              120              43,234,395                 5.51         6.270         697         79.47
6.500 - 6.999                              323              99,729,020                12.72         6.810         674         80.01
7.000 - 7.499                              336              94,815,588                12.09         7.282         647         79.56
7.500 - 7.999                              620             162,198,140                20.68         7.767         640         79.90
8.000 - 8.499                              361              90,589,707                11.55         8.269         631         80.42
8.500 - 8.999                              478             102,380,729                13.05         8.736         618         80.46
9.000 - 9.499                              225              34,486,554                 4.40         9.257         615         83.54
9.500 - 9.999                              314              28,000,012                 3.57         9.785         605         87.72
10.000 - 10.499                             73               6,913,728                 0.88        10.264         617         91.23
10.500 - 10.999                            352              27,430,137                 3.50        10.817         653         98.59
11.000 - 11.499                            259              19,591,578                 2.50        11.221         652         99.58
11.500 - 11.999                            143               8,930,272                 1.14        11.803         636         99.31
12.000 - 12.499                            174               8,561,047                 1.09        12.259         626         99.86
12.500 - 12.999                            147               8,963,709                 1.14        12.735         630         99.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   4,048             784,302,135               100.00         8.060         648         81.80
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 30

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            Original Combined Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
Original Combined             Number of               Aggregate            % of Aggregate                       W.A.         W.A.
Loan-to-Value              Initial Mortgage           Remaining              Remaining            W.A.        Non-Zero     Original
Ratio (%)                       Loans           Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
less than or equal to  50.00              63              12,432,377                  1.59          7.145          653        40.71
50.01 - 55.00                             29               7,343,272                  0.94          7.352          626        53.23
55.01 - 60.00                             45              10,945,785                  1.40          6.971          657        58.18
60.01 - 65.00                             45              10,456,737                  1.33          7.105          656        62.94
65.01 - 70.00                             61              17,949,437                  2.29          6.927          665        68.45
70.01 - 75.00                             91              27,917,769                  3.56          7.317          633        73.84
75.01 - 80.00                          1,861             486,154,915                 61.99          7.699          651        79.90
80.01 - 85.00                            144              35,613,890                  4.54          7.841          616        84.30
85.01 - 90.00                            174              48,794,379                  6.22          7.839          640        89.57
90.01 - 95.00                            211              40,063,840                  5.11          8.419          635        94.68
95.01 - 100.00                         1,324              86,629,734                 11.05         11.055          656        99.97
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 4,048             784,302,135                100.00          8.060          648        81.80
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 31

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 FICO Score at Origination
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                        W.A.         W.A.
FICO Score                Number of            Aggregate Remaining        Remaining            W.A.         Non-Zero     Original
At Origination      Initial Mortgage Loans    Principal Balance ($)   Principal Balance     Coupon (%)        FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
500 - 524                               57               11,040,470                 1.41          9.324           514         75.43
525 - 549                               86               19,120,791                 2.44          8.791           536         74.53
550 - 574                              147               29,573,804                 3.77          8.601           563         80.84
575 - 599                              576               84,704,848                10.80          8.460           588         81.64
600 - 624                              878              151,632,600                19.33          8.397           613         82.59
625 - 649                              750              141,903,524                18.09          8.365           637         82.85
650 - 674                              607              122,826,500                15.66          8.047           662         82.70
675 - 699                              371               81,560,969                10.40          7.647           686         82.63
700 - 724                              229               50,838,077                 6.48          7.322           710         82.73
725 - 749                              166               37,118,391                 4.73          7.211           735         83.00
750 - 774                               88               24,785,295                 3.16          6.895           760         78.53
775 - 799                               79               23,277,694                 2.97          6.880           786         76.64
800 - 824                               14                5,919,170                 0.75          6.153           805         67.02
------------------------------------------------------------------------------------------------------------------------------------
Total:                               4,048              784,302,135               100.00          8.060           648         81.80
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 32

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      Geographic Distribution*
------------------------------------------------------------------------------------------------------------------------------------
                         Number of               Aggregate              % of Aggregate                         W.A.           W.A.
                     Initial Mortgage            Remaining                Remaining             W.A.         Non-Zero       Original
Location                   Loans           Principal Balance ($)      Principal Balance      Coupon (%)        FICO         CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                       1,178               308,604,212                 39.35          7.697            660          80.77
Florida                            494                81,422,608                 10.38          8.408            635          81.99
New York                           289                80,788,079                 10.30          8.086            656          81.83
Illinois                           238                37,721,298                  4.81          8.477            631          83.60
New Jersey                         160                35,284,603                  4.50          8.265            645          80.87
Maryland                           151                31,665,417                  4.04          8.258            629          82.47
Texas                              328                28,765,801                  3.67          8.847            615          84.28
Massachusetts                      122                25,017,507                  3.19          7.605            652          82.15
Washington                         134                23,925,730                  3.05          7.882            655          82.43
Virginia                           109                22,179,342                  2.83          8.452            639          82.20
Arizona                            118                17,448,753                  2.22          8.118            646          81.48
Nevada                              59                11,670,979                  1.49          8.349            661          81.61
Georgia                             82                 9,702,481                  1.24          8.700            637          83.39
Tennessee                           75                 6,939,169                  0.88          8.333            634          84.00
Connecticut                         28                 6,314,520                  0.81          8.461            642          82.42
Pennsylvania                        59                 6,192,968                  0.79          8.565            623          83.12
Louisiana                           58                 4,748,070                  0.61          8.984            615          84.37
Colorado                            28                 3,485,495                  0.44          8.761            633          83.34
District of Columbia                17                 3,362,962                  0.43          8.254            628          77.84
Oregon                              24                 3,140,507                  0.40          8.372            630          85.18
Minnesota                           20                 3,134,845                  0.40          7.925            644          83.16
North Carolina                      29                 2,982,868                  0.38          8.797            620          84.77
New Hampshire                       23                 2,716,103                  0.35          7.869            637          84.27
Maine                               22                 2,617,679                  0.33          8.434            628          84.64
Hawaii                               9                 2,480,226                  0.32          7.479            657          80.64
Ohio                                23                 2,412,440                  0.31          8.087            612          84.69
Rhode Island                        15                 2,223,524                  0.28          7.687            691          82.81
Idaho                               17                 2,201,368                  0.28          8.068            648          81.25
Delaware                            13                 2,172,696                  0.28          8.264            636          86.09
Utah                                11                 1,915,664                  0.24          8.564            609          87.62
Mississippi                         19                 1,766,716                  0.23          9.019            599          83.90
Michigan                            16                 1,354,622                  0.17          9.095            641          83.04
South Carolina                      14                 1,340,566                  0.17          8.216            624          80.34
Oklahoma                            14                 1,136,845                  0.14          9.444            600          85.86
Wisconsin                            6                 1,016,628                  0.13          7.839            677          87.33
New Mexico                           7                   943,043                  0.12          9.246            586          90.86
------------------------------------------------------------------------------------------------------------------------------------
*Geographic Distribution continued on the next page

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 33

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 Geographic Distribution (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                         W.A.          W.A.
                             Number of          Aggregate Remaining        Remaining            W.A.         Non-Zero      Original
Location              Initial Mortgage Loans   Principal Balance ($)   Principal Balance     Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Indiana                                  10                775,556                 0.10            9.438          628         87.45
Missouri                                  9                733,405                 0.09            9.402          606         84.14
Montana                                   4                679,961                 0.09            8.370          611         85.75
Arkansas                                  8                408,176                 0.05            9.227          637         83.86
Vermont                                   1                267,834                 0.03            7.870          584         85.00
Kansas                                    2                219,922                 0.03            8.250          600         77.96
Kentucky                                  2                194,194                 0.02            8.762          621         90.00
West Virginia                             2                121,414                 0.02            9.153          655         81.11
Nebraska                                  1                105,339                 0.01            9.550          564         80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                4,048            784,302,135               100.00            8.060          648         81.80
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 34

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        Occupancy Status
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                        W.A.         W.A.
                            Number of          Aggregate Remaining         Remaining            W.A.        Non-Zero     Original
Occupancy Status     Initial Mortgage Loans   Principal Balance ($)    Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                                3,922             759,603,020                96.85           8.067          646        81.79
Second Home                              109              20,405,552                 2.60           7.894          706        82.91
Investment                                17               4,293,562                 0.55           7.668          695        78.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 4,048             784,302,135               100.00           8.060          648        81.80
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Documentation Type
------------------------------------------------------------------------------------------------------------------------------------
                               Number of                                 % of Aggregate                       W.A.          W.A.
                           Initial Mortgage     Aggregate Remaining        Remaining             W.A.       Non-Zero      Original
Program                          Loans         Principal Balance ($)   Principal Balance      Coupon (%)      FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                    1,787             371,443,636               47.36         8.412          659          82.16
Full Documentation                      1,412             221,111,214               28.19         7.992          625          81.70
Limited Documentation                     788             168,512,822               21.49         7.701          639          82.81
No Documentation                           61              23,234,463                2.96         5.703          755          69.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  4,048             784,302,135              100.00         8.060          648          81.80
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Loan Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                         W.A.         W.A.
                             Number of           Aggregate Remaining       Remaining              W.A.        Non-Zero     Original
Purpose                Initial Mortgage Loans   Principal Balance ($)  Principal Balance       Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                 2,768            475,708,864               60.65           8.333         653         83.65
Refinance - Cashout                      1,169            279,254,960               35.61           7.666         640         79.06
Refinance - Rate Term                      111             29,338,311                3.74           7.396         646         77.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   4,048            784,302,135              100.00           8.060         648         81.80
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 35

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                      W.A.          W.A.
                               Number of          Aggregate Remaining        Remaining            W.A.       Non-Zero      Original
Property Type           Initial Mortgage Loans   Principal Balance ($)   Principal Balance     Coupon (%)      FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                   2,749             526,281,168              67.10          8.048         646         81.68
PUD                                         595             109,067,617              13.91          8.092         646         82.18
2-4 Family                                  300              81,588,443              10.40          8.083         658         81.55
Condo                                       404              67,364,906               8.59          8.080         653         82.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    4,048             784,302,135             100.00          8.060         648         81.80
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Rate Adjustment*
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                       W.A.         W.A.
Month & Year of Next          Number of          Aggregate Remaining       Remaining           W.A.         Non-Zero     Original
Rate Adjustment        Initial Mortgage Loans   Principal Balance ($)  Principal Balance    Coupon (%)        FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
June 2007                                    1                274,531                0.04          8.845           644        77.90
April 2008                                   1                151,515                0.02          8.700           632        80.00
May 2008                                     1                182,497                0.03          8.700           620        80.00
July 2008                                    3                885,519                0.14          7.573           634        74.13
August 2008                                  6                809,289                0.13          8.011           613        77.34
September 2008                               5              1,091,489                0.17          7.584           644        73.32
October 2008                                62             15,301,239                2.42          8.233           611        79.01
November 2008                              384             92,920,042               14.69          8.121           624        79.71
December 2008                            1,340            348,458,273               55.09          7.871           636        80.63
January 2009                                 3              1,209,209                0.19          8.526           601        80.34
April 2009                                   1                161,985                0.03          8.125           708        80.00
October 2009                                 1                 90,095                0.01          8.045           630        80.00
November 2009                               15              3,834,400                0.61          8.443           630        81.21
December 2009                               45             12,490,962                1.97          7.991           611        79.40
October 2011                                 1                135,832                0.02          8.550           640        80.00
November 2011                               47             15,955,409                2.52          7.010           682        79.37
December 2011                              284             93,061,822               14.71          6.919           701        79.71
December 2013                                2                689,385                0.11          7.004           716        82.61
September 2016                               1                163,258                0.03          7.500           751        80.00
November 2016                               19              6,243,964                0.99          6.256           698        76.16
December 2016                              102             38,427,891                6.08          6.193           717        73.37
------------------------------------------------------------------------------------------------------------------------------------
Total                                    2,324            632,538,607              100.00          7.643           649        79.76
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 36

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Gross Margin*
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                         W.A.          W.A.
Gross                     Number of            Aggregate Remaining         Remaining             W.A.        Non-Zero      Original
Margin  (%)         Initial Mortgage Loans    Principal Balance ($)    Principal Balance      Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
2.500 - 2.999                            33               13,961,111                2.21           5.445          748         68.74
3.000 - 3.499                            15                5,568,628                0.88           5.913          742         72.15
3.500 - 3.999                             4                1,930,700                0.31           6.502          776         74.48
4.500 - 4.999                             9                2,444,591                0.39           6.946          690         81.31
5.000 - 5.499                           324               93,835,466               14.83           6.905          661         77.29
5.500 - 5.999                           411              112,681,934               17.81           7.393          645         79.83
6.000 - 6.499                           588              151,193,059               23.90           7.736          647         79.76
6.500 - 6.999                           430              117,135,094               18.52           7.921          645         80.92
7.000 - 7.499                           282               73,551,402               11.63           8.218          641         82.40
7.500 - 7.999                           165               43,287,925                6.84           8.427          630         80.77
8.000 - 8.499                            63               16,948,696                2.68           8.761          621         82.83
------------------------------------------------------------------------------------------------------------------------------------
Total:                                2,324              632,538,607              100.00           7.643          649         79.76
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 37

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Maximum Mortgage Rate*
------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                      W.A.          W.A.
Maximum                        Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero      Original
Mortgage Rate (%)       Initial Mortgage Loans    Principal Balance ($)   Principal Balance    Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                            3                1,017,500                0.16          4.490          767         57.71
11.000 - 11.499                           10                3,752,912                0.59          4.883          765         58.78
11.500 - 11.999                           17                5,484,949                0.87          5.456          748         72.23
12.000 - 12.499                           93               38,077,854                6.02          5.766          721         72.85
12.500 - 12.999                          115               41,375,007                6.54          6.280          698         79.95
13.000 - 13.499                          282               88,643,358               14.01          6.814          677         80.37
13.500 - 13.999                          294               85,444,859               13.51          7.285          648         80.28
14.000 - 14.499                          551              146,990,722               23.24          7.763          642         80.21
14.500 - 14.999                          329               85,464,957               13.51          8.273          630         80.54
15.000 - 15.499                          363               88,864,625               14.05          8.737          619         80.26
15.500 - 15.999                          144               27,299,494                4.32          9.249          603         81.85
16.000 - 16.499                           89               15,509,274                2.45          9.715          574         82.76
16.500 - 16.999                           23                2,802,868                0.44         10.153          567         84.22
17.000 - 17.499                            8                1,218,737                0.19         10.755          575         88.53
17.500 - 17.999                            2                  383,678                0.06         10.788          530         60.06
18.000 - 18.499                            1                  207,815                0.03         11.875          510         80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,324              632,538,607              100.00          7.643          649         79.76
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 38

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Minimum Mortgage Rate*
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                      W.A.         W.A.
Minimum                      Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero     Original
Mortgage Rate (%)      Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
3.000 - 3.499                               1                  298,765                0.05          5.865          780        46.15
4.000 - 4.499                               3                1,017,500                0.16          4.490          767        57.71
4.500 - 4.999                              12                4,149,225                0.66          5.076          757        61.36
5.000 - 5.499                              16                5,309,253                0.84          5.347          755        71.98
5.500 - 5.999                              93               37,917,106                5.99          5.773          720        73.07
6.000 - 6.499                             114               40,861,994                6.46          6.286          697        79.80
6.500 - 6.999                             280               88,456,905               13.98          6.812          677        80.40
7.000 - 7.499                             297               86,561,655               13.68          7.287          648        80.28
7.500 - 7.999                             550              147,015,736               23.24          7.764          642        80.10
8.000 - 8.499                             324               83,633,155               13.22          8.269          631        80.67
8.500 - 8.999                             364               89,530,266               14.15          8.729          619        80.27
9.000 - 9.499                             147               27,596,711                4.36          9.248          603        82.11
9.500 - 9.999                              90               15,677,684                2.48          9.730          572        82.57
10.000 - 10.499                            22                2,702,421                0.43         10.218          571        84.87
10.500 - 10.999                             9                1,488,550                0.24         10.708          567        81.46
11.000 - 11.499                             1                  113,865                0.02         11.470          534        85.00
11.500 - 11.999                             1                  207,815                0.03         11.875          510        80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  2,324              632,538,607              100.00          7.643          649        79.76
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                   Initial Periodic Rate Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                         W.A.         W.A.
Initial                     Number of            Aggregate Remaining         Remaining             W.A.        Non-Zero     Original
Periodic Cap (%)      Initial Mortgage Loans    Principal Balance ($)    Principal Balance      Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                                      6               1,374,725                  0.22          8.351         626         79.58
2.000                                      6               1,186,325                  0.19          8.062         626         79.63
3.000                                  2,094             550,243,996                 86.99          7.842         640         80.46
3.005                                      1                 201,330                  0.03          7.495         625         80.00
5.000                                    217              79,532,231                 12.57          6.248         712         74.89
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,324             632,538,607                100.00          7.643         649         79.76
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 39

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF THE TOTAL COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 Subsequent Periodic Rate Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                       W.A.         W.A.
Subsequent                Number of           Aggregate Remaining         Remaining             W.A.       Non-Zero     Original
Periodic Cap (%)    Initial Mortgage Loans   Principal Balance ($)    Principal Balance      Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                                 2,324             632,538,607                100.00           7.643        649          79.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                                2,324             632,538,607                100.00           7.643        649          79.76
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                     Lifetime Periodic Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                       W.A.         W.A.
Lifetime                  Number of           Aggregate Remaining         Remaining             W.A.       Non-Zero     Original
Periodic Cap (%)    Initial Mortgage Loans   Principal Balance ($)    Principal Balance      Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
3.000 - 3.499                             1                 175,695                  0.03           8.770        554          80.00
6.000 - 6.499                            40               8,016,745                  1.27           8.513        624          80.92
6.500 - 6.999                         2,262             618,906,657                 97.84           7.625        650          79.76
7.000 - 7.499                            21               5,439,510                  0.86           8.337        638          77.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                                2,324             632,538,607                100.00           7.643        649          79.76
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                 Original Prepayment Charge Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                        W.A.         W.A.
Prepayment Penalty          Number of           Aggregate Remaining         Remaining             W.A.        Non-Zero     Original
Term (mos.)          Initial Mortgage Loans    Principal Balance ($)    Principal Balance      Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                      1,520              268,981,545                 34.30           8.393       646         83.29
12                                       107               27,476,861                  3.50           8.193       660         81.71
24                                     1,878              345,501,541                 44.05           8.216       635         82.54
36                                       543              142,342,188                 18.15           7.028       680         77.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 4,048              784,302,135                100.00           8.060       648         81.80
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 40

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP I COLLATERAL
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         SUMMARY - GROUP I POOL*
------------------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans:                                1,531         Index Type:
Aggregate Principal Balance:                      $255,098,181             6 Month LIBOR:                                   80.55%
Conforming Principal Balance Loans:               $255,098,181             Fixed Rate:                                      19.45%
Average Principal Balance:                            $166,622         W.A. Initial Periodic Cap**:                         3.260%
     Range:                                 $14,973 - $618,465         W.A. Subsequent Periodic Cap**:                      1.000%
W.A. Coupon:                                            7.900%         W.A. Lifetime Rate Cap**:                            6.494%
     Range:                                   4.490% - 12.875%         Property Type:
W.A. Gross Margin**:                                    6.153%             Single Family:                                   67.81%
     Range:                                    2.725% - 8.000%             PUD:                                             11.53%
W.A. Remaining Term:                                356 months             2-4 Family:                                      11.41%
      Range:                           173 months - 357 months             Condo:                                            9.25%
W.A. Seasoning:                                       3 months         Occupancy Status:
Latest Maturity Date:                         December 1, 2036             Primary:                                         94.00%
State Concentration (Top 5):                                               Investment:                                       1.30%
     California:                                        26.77%             Second Home:                                      4.71%
     Illinois:                                          10.36%         Documentation Status:
     Florida:                                            9.71%             Full:                                            38.81%
     New York:                                           6.11%             Stated:                                          34.53%
     Maryland:                                           5.69%             Limited:                                         22.73%
W.A. Original Combined LTV:                             80.16%             None:                                             3.93%
     Range:                                   12.86% - 100.00%         Non-Zero W.A. Prepayment Penalty Term:            27 months
First Liens:                                            93.66%         Loans with Prepay Penalties:                         60.39%
Second Liens:                                            6.34%         Interest Only Loans:                                 10.78%
Non-Balloon Loans:                                      45.13%         Non-Zero Weighted Average IO Term:                87 months
Non-Zero W.A. FICO Score:                                  636
------------------------------------------------------------------------------------------------------------------------------------
*  Subject to a permitted variance of  +/- 10%
** For ARM loans only

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 41

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              Originator
------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                        W.A.        W.A.
                                Number of          Aggregate Remaining        Remaining            W.A.        Non-Zero    Original
Originator               Initial Mortgage Loans   Principal Balance ($)   Principal Balance     Coupon (%)       FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
WMC                                        1,531             255,098,181             100.00          7.900         636     80.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     1,531             255,098,181             100.00          7.900         636     80.16
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Principal Balance at Origination
------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                       W.A.        W.A.
Principal Balance at             Number of          Aggregate Remaining        Remaining            W.A.       Non-Zero    Original
Origination ($)            Initial Mortgage Loans  Principal Balance ($)   Principal Balance     Coupon (%)      FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                              315               9,925,837               3.89        11.077         629        99.64
50,000.01 - 100,000.00                        213              15,716,124               6.16         9.630         630        87.63
100,000.01 - 150,000.00                       256              32,408,564              12.70         8.195         620        77.55
150,000.01 - 200,000.00                       226              39,583,434              15.52         8.030         626        78.85
200,000.01 - 250,000.00                       163              36,624,681              14.36         7.800         626        79.56
250,000.01 - 300,000.00                       117              32,079,313              12.58         7.554         634        79.08
300,000.01 - 350,000.00                       112              36,194,438              14.19         7.342         649        79.50
350,000.01 - 400,000.00                        80              29,850,237              11.70         7.103         659        78.26
400,000.01 - 450,000.00                        24               9,930,409               3.89         7.090         651        78.46
450,000.01 - 500,000.00                        13               6,139,098               2.41         7.174         630        81.10
500,000.01 - 550,000.00                         6               3,114,616               1.22         7.617         623        70.58
550,000.01 - 600,000.00                         4               2,305,557               0.90         7.845         660        83.92
600,000.01 - 650,000.00                         2               1,225,875               0.48         6.985         750        76.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,531             255,098,181             100.00         7.900         636        80.16
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 42

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Remaining Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                       W.A.        W.A.
Remaining Principal              Number of          Aggregate Remaining        Remaining            W.A.       Non-Zero    Original
Balance ($)                Initial Mortgage Loans  Principal Balance ($)   Principal Balance     Coupon (%)      FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                              315               9,925,837               3.89        11.077         629        99.64
50,000.01 - 100,000.00                        216              16,015,771               6.28         9.608         630        87.35
100,000.01 - 150,000.00                       255              32,408,827              12.70         8.187         621        77.68
150,000.01 - 200,000.00                       224              39,283,523              15.40         8.034         626        78.78
200,000.01 - 250,000.00                       163              36,624,681              14.36         7.800         626        79.56
250,000.01 - 300,000.00                       118              32,365,286              12.69         7.570         634        79.09
300,000.01 - 350,000.00                       111              35,908,464              14.08         7.326         649        79.49
350,000.01 - 400,000.00                        80              29,850,237              11.70         7.103         659        78.26
400,000.01 - 450,000.00                        26              10,828,590               4.24         7.164         647        78.72
450,000.01 - 500,000.00                        11               5,240,916               2.05         7.035         634        81.02
500,000.01 - 550,000.00                         6               3,114,616               1.22         7.617         623        70.58
550,000.01 - 600,000.00                         4               2,305,557               0.90         7.845         660        83.92
600,000.01 - 650,000.00                         2               1,225,875               0.48         6.985         750        76.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      1,531             255,098,181             100.00         7.900         636        80.16
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        Remaining Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                        W.A.        W.A.
                             Number of          Aggregate Remaining        Remaining             W.A.       Non-Zero    Original
Months Remaining       Initial Mortgage Loans  Principal Balance ($)   Principal Balance      Coupon (%)      FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                                  17                 954,315               0.37         9.886         577        79.73

181 - 240                                   1                 102,099               0.04        10.150         536        35.96

301 - 360                               1,513             254,041,767              99.59         7.892         636        80.18
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,531             255,098,181             100.00         7.900         636        80.16
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 43

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF THE GROUP I COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Product Type
------------------------------------------------------------------------------------------------------------------------------------
                                 Number of             Aggregate            % of Aggregate        W.A.         W.A.          W.A.
                             Initial Mortgage          Remaining              Remaining          Coupon      Non-Zero      Original
Collateral Type                    Loans         Principal Balance ($)    Principal Balance        (%)         FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                             7                 666,143                  0.26        9.254          564         71.23
Fixed - 20 Year                             1                 102,099                  0.04       10.150          536         35.96
Fixed - 30 Year                           516              36,428,335                 14.28        9.240          634         86.20
Fixed - 30 Year IO                          3                 743,600                  0.29        6.340          657         59.73
Balloon - 15/30                            10                 288,172                  0.11       11.347          606         99.40
Balloon - 30/40                            38               7,326,800                  2.87        8.001          613         77.03
Balloon - 30/50                            18               4,073,113                  1.60        7.808          628         78.86
ARM - 6 Month                               1                 274,531                  0.11        8.845          644         77.90
ARM - 2 Year/6 Month                      212              36,040,585                 14.13        8.346          612         81.04
ARM - 2 Year/6 Month IO                    34               8,067,162                  3.16        7.105          643         76.18
ARM - 2 Year/6 Month 30/40 Balloon        267              55,879,293                 21.91        8.087          611         79.82
ARM - 2 Year/6 Month 30/50 Balloon        196              45,328,153                 17.77        7.728          617         80.19
ARM - 3 Year/6 Month                       13               2,393,887                  0.94        8.553          605         81.81
ARM - 3 Year/6 Month IO                     5               1,010,376                  0.40        6.977          649         79.69
ARM - 3 Year/6 Month 30/40 Balloon          8               2,017,626                  0.79        8.486          591         81.11
ARM - 3 Year/6 Month 30/50 Balloon          6               1,137,607                  0.45        8.413          619         74.84
ARM - 5 Year/6 Month                       31               7,251,122                  2.84        7.217          685         79.45
ARM - 5 Year/6 Month IO                    29               9,321,520                  3.65        6.246          717         72.03
ARM - 5 Year/6 Month 30/40 Balloon         35               8,513,862                  3.34        7.002          698         83.10
ARM - 5 Year/6 Month 30/50 Balloon         37              10,191,026                  3.99        7.004          699         82.32
ARM - 7 Year/6 Month                        1                 408,505                  0.16        7.625          710         84.41
ARM - 10 Year/6 Month                      15               4,071,369                  1.60        6.513          690         72.58
ARM - 10 Year/6 Month IO                   28               8,349,213                  3.27        5.604          735         67.33
ARM - 10 Year/6 Month 30/40 Balloon        11               3,024,374                  1.19        7.198          649         83.26
ARM - 10 Year/6 Month 30/50 Balloon         9               2,189,708                  0.86        7.504          667         83.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,531             255,098,181                100.00        7.900          636         80.16
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Interest Only Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                      W.A.            W.A.
Interest Only               Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero        Original
Term (months)         Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)       FICO          CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                   1,432             227,606,310               89.22          8.090          628             81.17
60                                     57              15,184,958                5.95          6.763          675             74.31
120                                    42              12,306,913                4.82          5.801          723             68.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                              1,531             255,098,181              100.00          7.900          636             80.16
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 44

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         Mortgage Rate
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                       W.A.        W.A.
                              Number of          Aggregate Remaining       Remaining            W.A.       Non-Zero    Original
Mortgage Rate (%)      Initial Mortgage Loans   Principal Balance ($)  Principal Balance     Coupon (%)      FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.499                                3              1,017,500               0.40         4.490         767        57.71
4.500 - 4.999                                4              1,245,184               0.49         4.806         785        46.03
5.000 - 5.499                               10              2,854,260               1.12         5.420         743        70.24
5.500 - 5.999                               43             13,396,598               5.25         5.809         706        71.08
6.000 - 6.499                               45             13,134,745               5.15         6.283         682        79.58
6.500 - 6.999                              138             33,854,850              13.27         6.801         668        79.48
7.000 - 7.499                              134             30,612,984              12.00         7.268         638        78.16
7.500 - 7.999                              269             59,231,012              23.22         7.764         628        79.79
8.000 - 8.499                              153             29,760,318              11.67         8.275         616        80.27
8.500 - 8.999                              194             32,415,891              12.71         8.748         603        80.12
9.000 - 9.499                               80             10,859,636               4.26         9.268         600        82.98
9.500 - 9.999                              140             10,356,639               4.06         9.776         582        84.99
10.000 - 10.499                             25              2,331,074               0.91        10.248         576        82.93
10.500 - 10.999                            101              5,857,143               2.30        10.824         628        94.52
11.000 - 11.499                             52              2,597,120               1.02        11.233         631        97.91
11.500 - 11.999                             43              1,892,603               0.74        11.809         626        99.82
12.000 - 12.499                             64              2,386,630               0.94        12.273         611        99.89
12.500 - 12.999                             33              1,293,995               0.51        12.738         630        99.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,531            255,098,181             100.00         7.900         636        80.16
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             Original Combined Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
Original Combined                                                       % of Aggregate                     W.A.        W.A.
Loan-to-Value                 Number of          Aggregate Remaining       Remaining          W.A.       Non-Zero    Original
Ratio (%)              Initial Mortgage Loans   Principal Balance ($)  Principal Balance   Coupon (%)      FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
less than or equal to 50.00                 39              7,700,880               3.02         7.166         647        40.85
50.01 - 55.00                               18              3,615,390               1.42         7.749         599        53.23
55.01 - 60.00                               29              6,356,912               2.49         7.365         614        57.99
60.01 - 65.00                               29              6,294,550               2.47         7.302         633        63.12
65.01 - 70.00                               36             10,211,855               4.00         6.820         652        68.34
70.01 - 75.00                               51             14,406,107               5.65         7.539         625        73.68
75.01 - 80.00                              649            128,279,353              50.29         7.703         639        79.82
80.01 - 85.00                               84             19,317,397               7.57         7.833         614        84.38
85.01 - 90.00                               93             22,280,822               8.73         7.873         637        89.42
90.01 - 95.00                              111             20,509,144               8.04         8.300         634        94.68
95.01 - 100.00                             392             16,125,771               6.32        10.915         643        99.98
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,531            255,098,181             100.00         7.900         636        80.16
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 45

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP I COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 FICO Score at Origination
------------------------------------------------------------------------------------------------------------------------------------
                                                                    % of Aggregate                        W.A.        W.A.
FICO Score               Number of          Aggregate Remaining       Remaining              W.A.       Non-Zero    Original
At Origination     Initial Mortgage Loans  Principal Balance ($)  Principal Balance       Coupon (%)      FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
500 - 524                              32              5,710,763                2.24         9.360         513        73.51
525 - 549                              47             10,690,377                4.19         8.807         536        71.32
550 - 574                              79             15,811,748                6.20         8.475         562        80.02
575 - 599                             278             37,147,877               14.56         8.350         588        80.74
600 - 624                             357             53,225,805               20.86         8.113         612        81.50
625 - 649                             252             39,574,539               15.51         8.075         637        81.67
650 - 674                             207             34,178,585               13.40         7.734         662        81.29
675 - 699                             103             20,026,949                7.85         7.341         685        80.79
700 - 724                              72             13,778,071                5.40         7.044         710        80.34
725 - 749                              54             11,642,704                4.56         6.873         736        83.34
750 - 774                              21              6,025,982                2.36         6.583         760        75.48
775 - 799                              24              5,823,946                2.28         6.236         783        72.75
800 - 824                               5              1,460,834                0.57         5.282         805        54.64
------------------------------------------------------------------------------------------------------------------------------------
Total:                              1,531            255,098,181              100.00         7.900         636        80.16
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 46

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP I COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     Geographic Distribution*
------------------------------------------------------------------------------------------------------------------------------------
                          Number of                                     % of Aggregate                       W.A.         W.A.
                       Initial Mortgage        Aggregate Remaining         Remaining           W.A.        Non-Zero     Original
Location                    Loans             Principal Balance ($)    Principal Balance    Coupon (%)       FICO       CLTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
California                             263                 68,278,939              26.77           7.233         651         75.58
Illinois                               170                 26,423,052              10.36           8.375         628         83.35
Florida                                153                 24,779,801               9.71           8.101         629         80.34
New York                                56                 15,595,433               6.11           7.649         635         78.82
Maryland                                78                 14,513,459               5.69           8.195         634         82.40
Massachusetts                           70                 14,362,490               5.63           7.411         646         80.12
Washington                              65                 11,485,769               4.50           7.776         645         81.44
New Jersey                              46                 10,194,898               4.00           7.974         629         79.29
Texas                                  134                  8,590,683               3.37           8.879         613         84.60
Virginia                                48                  7,364,306               2.89           8.258         620         80.89
Arizona                                 48                  6,207,708               2.43           8.131         636         82.59
Georgia                                 54                  6,094,621               2.39           8.598         632         83.15
Connecticut                             21                  3,610,125               1.42           8.171         632         83.35
Pennsylvania                            29                  3,269,302               1.28           8.674         615         82.26
Tennessee                               43                  3,159,439               1.24           8.235         608         84.61
North Carolina                          22                  2,618,267               1.03           8.597         620         84.20
Nevada                                  12                  2,550,332               1.00           7.851         664         75.65
New Hampshire                           21                  2,271,010               0.89           8.124         634         85.11
District of Columbia                    12                  2,063,825               0.81           8.179         601         74.01
Ohio                                    18                  2,054,867               0.81           8.005         617         85.46
Colorado                                18                  2,028,930               0.80           8.476         624         82.90
Minnesota                               14                  1,696,523               0.67           8.280         649         83.25
Maine                                   14                  1,599,278               0.63           8.218         643         87.25
Louisiana                               16                  1,536,396               0.60           8.990         608         85.80
Oregon                                  11                  1,476,097               0.58           8.149         627         84.16
------------------------------------------------------------------------------------------------------------------------------------
*Geographic Distribution continued on the next page

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 47

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 Geographic Distribution (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                            Number of                                      % of Aggregate                      W.A.          W.A.
                         Initial Mortgage      Aggregate Remaining           Remaining            W.A.       Non-Zero      Original
Location                      Loans           Principal Balance ($)      Principal Balance     Coupon (%)      FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Rhode Island                           9                   1,461,023                  0.57         7.720          657         84.73
Idaho                                 11                   1,275,107                  0.50         8.784          601         82.86
Utah                                   8                   1,251,666                  0.49         8.570          606         88.56
Michigan                              11                     946,471                  0.37         9.281          614         82.37
Hawaii                                 2                     881,741                  0.35         7.979          555         76.81
Delaware                               5                     843,037                  0.33         7.815          695         91.12
Oklahoma                               9                     651,869                  0.26         9.484          590         88.03
Montana                                3                     640,239                  0.25         8.090          612         85.17
Indiana                                7                     609,176                  0.24         9.216          628         86.91
South Carolina                         5                     559,458                  0.22         7.430          655         81.78
Missouri                               7                     533,676                  0.21         9.159          616         84.19
New Mexico                             2                     313,407                  0.12         8.612          577         92.45
Arkansas                               5                     300,374                  0.12         9.360          624         83.01
Vermont                                1                     267,834                  0.10         7.870          584         85.00
Kansas                                 2                     219,922                  0.09         8.250          600         77.96
Mississippi                            4                     201,688                  0.08         9.149          593         83.99
Kentucky                               1                     121,408                  0.05         8.445          664         90.00
Nebraska                               1                     105,339                  0.04         9.550          564         80.00
Wisconsin                              2                      89,196                  0.03         9.720          612         83.90
------------------------------------------------------------------------------------------------------------------------------------
Total:                             1,531                 255,098,181                100.00         7.900          636         80.16
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 48

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP I COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Occupancy Status
------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Aggregate                     W.A.        W.A.
                            Number of          Aggregate Remaining       Remaining           W.A.       Non-Zero    Original
Occupancy Status      Initial Mortgage Loans  Principal Balance ($)  Principal Balance    Coupon (%)      FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                                1,462            239,779,863               94.00         7.923         632        80.18
Second Home                               57             12,010,792                4.71         7.580         697        80.14
Investment                                12              3,307,526                1.30         7.444         707        78.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 1,531            255,098,181              100.00         7.900         636        80.16
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         Documentation Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                             % of Aggregate                       W.A.        W.A.
                                   Number of          Aggregate Remaining       Remaining            W.A.       Non-Zero    Original
Program                     Initial Mortgage Loans   Principal Balance ($)  Principal Balance     Coupon (%)      FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                             703             99,006,089              38.81         7.982         618        81.55
State Documentation                            486             88,082,695              34.53         8.240         647        79.40
Limited Documentation                          309             57,986,195              22.73         7.645         629        81.31
No Documentation                                33             10,023,202               3.93         5.579         749        66.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                                       1,531            255,098,181             100.00         7.900         636        80.16
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           Loan Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                       W.A.        W.A.
                                  Number of          Aggregate Remaining       Remaining            W.A.       Non-Zero    Original
Purpose                    Initial Mortgage Loans   Principal Balance ($)  Principal Balance     Coupon (%)      FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                            749            162,604,210              63.74         7.724         632        78.69
Purchase                                       714             76,636,843              30.04         8.369         645        83.90
Refinance - Rate Term                           68             15,857,129               6.22         7.446         632        77.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                                       1,531            255,098,181             100.00         7.900         636        80.16
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 49

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                               Property Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                                % of Aggregate                  W.A.          W.A.
                                Number of            Aggregate Remaining          Remaining         W.A.      Non-Zero      Original
Property Type             Initial Mortgage Loans    Principal Balance ($)     Principal Balance  Coupon (%)     FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence             1,068               172,985,251                 67.81          7.916          632         79.98
PUD                                   204                29,415,380                 11.53          8.010          634         81.57
2-4 Family                             97                29,105,914                 11.41          7.581          647         77.79
Condo                                 162                23,591,637                  9.25          8.042          653         82.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                              1,531               255,098,181                100.00          7.900          636         80.16
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Rate Adjustment*
------------------------------------------------------------------------------------------------------------------------------------
                             Number of                                  % of Aggregate                          W.A.          W.A.
Month & Year of Next      Initial Mortgage    Aggregate Remaining          Remaining              W.A.        Non-Zero      Original
Rate Adjustment                Loans         Principal Balance ($)     Principal Balance       Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
June 2007                                1                   274,531                 0.13          8.845          644         77.90
May 2008                                 1                   182,497                 0.09          8.700          620         80.00
July 2008                                1                   111,119                 0.05          7.650          613         33.24
August 2008                              4                   686,928                 0.33          7.957          599         78.24
September 2008                           3                   580,903                 0.28          7.976          642         67.44
October 2008                            28                 5,835,855                 2.84          8.268          597         76.22
November 2008                          146                29,150,041                14.19          8.264          602         79.44
December 2008                          526               108,767,851                52.94          7.894          619         80.53
April 2009                               1                   161,985                 0.08          8.125          708         80.00
October 2009                             1                    90,095                 0.04          8.045          630         80.00
November 2009                            7                 1,327,678                 0.65          8.605          635         85.46
December 2009                           23                 4,979,737                 2.42          8.183          600         78.62
November 2011                           18                 4,667,737                 2.27          7.101          674         77.11
December 2011                          114                30,609,792                14.90          6.808          705         79.52
December 2013                            1                   408,505                 0.20          7.625          710         84.41
November 2016                           10                 2,707,595                 1.32          6.522          696         74.27
December 2016                           53                14,927,069                 7.26          6.287          702         73.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 938               205,469,919               100.00          7.656          637         79.32
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 50

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Gross Margin*
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Aggregate                       W.A.          W.A.
Gross                     Number of           Aggregate Remaining        Remaining            W.A.        Non-Zero      Original
Margin (%)          Initial Mortgage Loans   Principal Balance ($)   Principal Balance     Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
2.500 - 2.999                            16               5,106,442                2.49           5.185          749         65.94
3.000 - 3.499                            10               2,949,545                1.44           5.874          741         63.01
4.500 - 4.999                             3                 889,376                0.43           6.259          747         75.08
5.000 - 5.499                           150              34,175,747               16.63           7.148          646         77.15
5.500 - 5.999                           184              38,902,530               18.93           7.527          635         79.45
6.000 - 6.499                           234              50,666,348               24.66           7.700          633         78.77
6.500 - 6.999                           138              29,569,047               14.39           8.039          623         81.19
7.000 - 7.499                           107              22,763,073               11.08           8.066          637         84.46
7.500 - 7.999                            68              14,477,324                7.05           8.503          611         80.87
8.000 - 8.499                            28               5,970,486                2.91           8.729          608         83.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  938             205,469,919              100.00           7.656          637         79.32
------------------------------------------------------------------------------------------------------------------------------------
     *ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 51

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Maximum Mortgage Rate*
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                           W.A.        W.A.
Maximum                       Number of          Aggregate Remaining        Remaining              W.A.         Non-Zero    Original
Mortgage Rate (%)      Initial Mortgage Loans   Principal Balance ($)   Principal Balance       Coupon (%)        FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                              3               1,017,500               0.50            4.490         767        57.71
11.000 - 11.499                              4               1,245,184               0.61            4.806         785        46.03
11.500 - 11.999                             11               3,029,955               1.47            5.614         732        70.81
12.000 - 12.499                             42              13,076,598               6.36            5.804         707        71.16
12.500 - 12.999                             41              11,943,603               5.81            6.292         686        81.41
13.000 - 13.499                            110              27,790,303              13.53            6.816         670        80.25
13.500 - 13.999                            111              25,259,044              12.29            7.277         639        79.20
14.000 - 14.499                            232              51,336,923              24.99            7.769         628        80.09
14.500 - 14.999                            132              26,523,717              12.91            8.283         611        80.38
15.000 - 15.499                            135              26,449,000              12.87            8.742         603        80.19
15.500 - 15.999                             57               8,489,995               4.13            9.281         591        82.73
16.000 - 16.499                             39               6,375,797               3.10            9.721         569        82.73
16.500 - 16.999                             12               1,398,259               0.68           10.214         554        82.72
17.000 - 17.499                              7               1,150,363               0.56           10.757         576        88.15
17.500 - 17.999                              2                 383,678               0.19           10.788         530        60.06
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     938             205,469,919             100.00            7.656         637        79.32
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 52

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      Minimum Mortgage Rate*
------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                      W.A.        W.A.
Minimum                       Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero    Original
Mortgage Rate (%)       Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)       FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
3.000 - 3.499                                1                  298,765                0.15          5.865         780        46.15
4.000 - 4.499                                3                1,017,500                0.50          4.490         767        57.71
4.500 - 4.999                                5                1,411,560                0.69          5.061         774        50.03
5.000 - 5.499                               10                2,854,260                1.39          5.420         743        70.24
5.500 - 5.999                               42               12,915,850                6.29          5.825         704        71.77
6.000 - 6.499                               42               11,983,567                5.83          6.343         684        81.09
6.500 - 6.999                              107               27,280,810               13.28          6.809         671        80.34
7.000 - 7.499                              112               25,604,985               12.46          7.266         640        79.36
7.500 - 7.999                              231               51,220,306               24.93          7.767         628        79.71
8.000 - 8.499                              133               26,389,005               12.84          8.283         614        80.92
8.500 - 8.999                              136               26,817,499               13.05          8.739         602        80.08
9.000 - 9.499                               56                8,445,708                4.11          9.268         594        83.26
9.500 - 9.999                               39                6,264,115                3.05          9.727         565        83.13
10.000 - 10.499                             12                1,431,948                0.70         10.278         559        82.66
10.500 - 10.999                              8                1,420,176                0.69         10.708         567        80.81
11.000 - 11.499                              1                  113,865                0.06         11.470         534        85.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                     938              205,469,919              100.00          7.656         637        79.32
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                          W.A.        W.A.
Initial                     Number of           Aggregate Remaining         Remaining               W.A.        Non-Zero    Original
Periodic Cap (%)      Initial Mortgage Loans   Principal Balance ($)    Principal Balance        Coupon (%)       FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                                       2                 451,149                  0.22          8.671         635        78.72
2.000                                       2                 304,393                  0.15          7.394         632        77.65
3.000                                     841             177,349,688                 86.31          7.861         626        80.30
5.000                                      93              27,364,689                 13.32          6.316         707        73.04
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    938             205,469,919                100.00          7.656         637        79.32
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 53

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                          W.A.         W.A.
Subsequent                Number of           Aggregate Remaining         Remaining                W.A.       Non-Zero     Original
Periodic Cap (%)    Initial Mortgage Loans   Principal Balance ($)    Principal Balance         Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                                   938             205,469,919                100.00           7.656        637          79.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  938             205,469,919                100.00           7.656        637          79.32
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                        Lifetime Periodic Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                        W.A.          W.A.
Lifetime                     Number of           Aggregate Remaining        Remaining            W.A.         Non-Zero      Original
Periodic Cap (%)       Initial Mortgage Loans   Principal Balance ($)   Principal Balance     Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
3.000 - 3.499                             1                 175,695                0.09            8.770          554         80.00
6.000 - 6.499                            20               3,199,037                1.56            8.352          611         79.02
6.500 - 6.999                           908             200,130,866               97.40            7.636          638         79.41
7.000 - 7.499                             9               1,964,321                0.96            8.520          607         70.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  938             205,469,919              100.00            7.656          637         79.32
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                  Original Prepayment Charge Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                     W.A.        W.A.
Prepayment Penalty                Number of          Aggregate Remaining       Remaining          W.A.       Non-Zero    Original
Term (mos.)                 Initial Mortgage Loans  Principal Balance ($)  Principal Balance   Coupon (%)      FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                              673            101,048,311              39.61          8.181        633
                                                                                                                              82.42

12                                              35              7,207,727               2.83          7.854        640        77.63

24                                             595             96,251,075              37.73          8.071        616        80.38

36                                             228             50,591,068              19.83          7.021        677        75.59
------------------------------------------------------------------------------------------------------------------------------------
Total:                                       1,531            255,098,181             100.00          7.900        636
                                                                                                                              80.16
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 54

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        SUMMARY - GROUP II POOL*
------------------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans:                                2,517        Index Type:
Aggregate Principal Balance:                      $529,203,954              6 Month LIBOR:                                  80.70%
Conforming Principal Balance Loans:               $349,312,275              Fixed Rate:                                     19.30%
Average Principal Balance:                            $210,252        W.A. Initial Periodic Cap**:                          3.238%
     Range:                               $13,489 - $1,500,000        W.A. Subsequent Periodic Cap**:                       1.000%
W.A. Coupon:                                             8.138        W.A. Lifetime Rate Cap**:                             6.498%
     Range:                                   4.765% - 12.875%        Property Type:
W.A. Gross Margin**:                                     6.251              Single Family:                                  66.76%
     Range:                                    2.500% - 8.000%              PUD:                                            15.05%
W.A. Remaining Term (months):                       355 months              2-4 Family:                                      9.92%
     Range (months):                   173 months - 358 months              Condo:                                           8.27%
W.A. Seasoning:                                       3 months        Occupancy Status:
Latest Maturity Date:                          January 1, 2037              Primary:                                        98.23%
State Concentration (Top 5):                                                Investment:                                      0.19%
      California:                                       45.41%              Second Home:                                     1.59%
        New York:                                       12.32%        Documentation Status:
        Florida:                                        10.70%              Full:                                           23.07%
        New Jersey:                                      4.74%              Stated:                                         53.54%
        Texas:                                           3.81%              Limited:                                        20.89%
W.A. Original Combined LTV:                             82.59%              None:                                            2.50%
     Range:                                   26.00% - 100.00%        Non-Zero W.A. Prepayment Penalty - Term:           26 months
First Liens:                                            86.22%        Loans with Prepay Penalties:                          68.27%
Second Liens:                                           13.78%        Interest Only Loans:                                  13.39%
Non-Balloon Loans:                                      42.58%        Non-Zero W.A. Interest Only Term:                  83 months
Non-Zero W.A. FICO Score:                                  654

------------------------------------------------------------------------------------------------------------------------------------
* Subject to a permitted variance of +/- 10%
** For ARM loans only

------------------------------------------------------------------------------------------------------------------------------------
                                                                Originator
------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Aggregate                           W.A.          W.A.
                        Number of            Aggregate Remaining          Remaining               W.A.        Non-Zero      Original
Originator       Initial Mortgage Loans     Principal Balance ($)     Principal Balance        Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
WMC                                 2,517               529,203,954               100.00           8.138          654         82.59
------------------------------------------------------------------------------------------------------------------------------------
Total:                              2,517               529,203,954               100.00           8.138          654         82.59
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 55

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Principal Balance at Origination
------------------------------------------------------------------------------------------------------------------------------------
                               Number of
                                Initial             Aggregate           % of Aggregate                        W.A.          W.A.
Principal Balance at           Mortgage             Remaining             Remaining            W.A.         Non-Zero      Original
Origination ($)                  Loans        Principal Balance ($)   Principal Balance     Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                      278                9,879,297                1.87           11.274          642         99.41
50,000.01 - 100,000.00                631               46,864,467                8.86           10.606          647         95.02
100,000.01 - 150,000.00               369               45,250,939                8.55            9.826          639         89.03
150,000.01 - 200,000.00               212               37,255,905                7.04            8.271          634         80.51
200,000.01 - 250,000.00               182               40,914,393                7.73            7.964          641         80.30
250,000.01 - 300,000.00               184               50,628,776                9.57            7.706          643         79.70
300,000.01 - 350,000.00               146               47,477,940                8.97            7.645          659         80.23
350,000.01 - 400,000.00               117               43,798,913                8.28            7.592          650         80.59
400,000.01 - 450,000.00                99               42,245,661                7.98            7.519          649         79.99
450,000.01 - 500,000.00               125               59,952,228               11.33            7.377          660         80.06
500,000.01 - 550,000.00                69               36,240,166                6.85            7.374          671         79.83
550,000.01 - 600,000.00                45               25,828,879                4.88            7.520          680         81.26
600,000.01 - 650,000.00                23               14,348,369                2.71            7.257          699         79.70
650,000.01 - 700,000.00                19               12,801,295                2.42            7.359          682         79.76
700,000.01 - 750,000.00                 3                2,192,477                0.41            6.637          737         76.88
750,000.01 - 800,000.00                 7                5,484,213                1.04            7.028          661         80.89
800,000.01 - 850,000.00                 4                3,295,009                0.62            7.739          660         86.20
850,000.01 - 900,000.00                 1                  899,104                0.17            7.300          731         90.00
1,000,000.01 greater than or equal to   3                3,845,923                0.73            7.532          687         70.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                              2,517              529,203,954              100.00            8.138          654         82.59
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 56

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Remaining Principal Balance
------------------------------------------------------------------------------------------------------------------------------------
                              Number of            Aggregate           % of Aggregate                          W.A.          W.A.
Remaining Principal            Initial             Remaining             Remaining               W.A.        Non-Zero      Original
Balance ($)                Mortgage Loans    Principal Balance ($)   Principal Balance        Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                        279              9,928,116                  1.88          11.267           642        99.41
50,000.01 - 100,000.00                  631             46,915,632                  8.87          10.604           646        94.87
100,000.01 - 150,000.00                 368             45,150,955                  8.53           9.828           639        89.17
150,000.01 - 200,000.00                 212             37,255,905                  7.04           8.271           634        80.51
200,000.01 - 250,000.00                 183             41,164,104                  7.78           7.964           641        80.30
250,000.01 - 300,000.00                 183             50,379,065                  9.52           7.704           643        79.69
300,000.01 - 350,000.00                 148             48,177,791                  9.10           7.654           658        80.23
350,000.01 - 400,000.00                 115             43,099,062                  8.14           7.580           650        80.60
400,000.01 - 450,000.00                  99             42,245,661                  7.98           7.519           649        79.99
450,000.01 - 500,000.00                 125             59,952,228                 11.33           7.377           660        80.06
500,000.01 - 550,000.00                  69             36,240,166                  6.85           7.374           671        79.83
550,000.01 - 600,000.00                  45             25,828,879                  4.88           7.520           680        81.26
600,000.01 - 650,000.00                  23             14,348,369                  2.71           7.257           699        79.70
650,000.01 - 700,000.00                  19             12,801,295                  2.42           7.359           682        79.76
700,000.01 - 750,000.00                   3              2,192,477                  0.41           6.637           737        76.88
750,000.01 - 800,000.00                   7              5,484,213                  1.04           7.028           661        80.89
800,000.01 - 850,000.00                   4              3,295,009                  0.62           7.739           660        86.20
850,000.01 - 900,000.00                   1                899,104                  0.17           7.300           731        90.00
1,000,000.01 greater than or equal to     3              3,845,923                  0.73           7.532           687        70.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                                2,517            529,203,954                100.00           8.138           654        82.59
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              Remaining Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                     % of Aggregate                         W.A.            W.A.
                        Number of           Aggregate Remaining        Remaining              W.A.        Non-Zero        Original
Months Remaining  Initial Mortgage Loans   Principal Balance ($)   Principal Balance       Coupon (%)       FICO          CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                              44               3,665,694                0.69         10.710          649             91.34
181 - 240                               1                  40,191                0.01         10.100          708            100.00
301 - 360                           2,472             525,498,068               99.30          8.119          654             82.53
------------------------------------------------------------------------------------------------------------------------------------
Total:                              2,517             529,203,954              100.00          8.138          654             82.59
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 57

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP II COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                               Product Type
------------------------------------------------------------------------------------------------------------------------------------
                                Number of              Aggregate           % of Aggregate                      W.A.          W.A.
                            Initial Mortgage           Remaining             Remaining           W.A.        Non-Zero      Original
Collateral Type                   Loans          Principal Balance ($)   Principal Balance    Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                          15                1,488,446                0.28          9.551          639          78.98
Fixed - 20 Year                           1                   40,191                0.01         10.100          708         100.00
Fixed - 30 Year                       1,040               85,820,315               16.22         10.553          653          95.80
Fixed - 30 Year IO                        2                  189,150                0.04          8.616          629          74.23
Balloon - 15/30                          29                2,177,248                0.41         11.503          655          99.79
Balloon - 30/40                          27                5,890,119                1.11          7.857          610          76.49
Balloon - 30/50                          17                6,529,796                1.23          7.936          627          81.24
ARM - 2 Year/6 Month                    248               49,622,790                9.38          8.383          629          81.16
ARM - 2 Year/6 Month IO                  77               25,772,898                4.87          7.196          669          79.79
ARM - 2 Year/6 Month 30/40 Balloon      363              104,253,746               19.70          7.967          638          80.75
ARM - 2 Year/6 Month 30/50 Balloon      408              136,044,444               25.71          7.832          641          80.20
ARM - 3 Year/6 Month                      5                  586,944                0.11          8.644          593          72.44
ARM - 3 Year/6 Month IO                   2                  884,000                0.17          7.622          698          80.00
ARM - 3 Year/6 Month 30/40 Balloon       12                3,794,752                0.72          8.071          606          81.56
ARM - 3 Year/6 Month 30/50 Balloon       11                4,752,250                0.90          7.907          623          79.02
ARM - 5 Year/6 Month                     37               13,117,366                2.48          7.253          702          82.34
ARM - 5 Year/6 Month IO                  65               25,039,251                4.73          6.324          707          77.79
ARM - 5 Year/6 Month 30/40 Balloon       33               11,631,697                2.20          7.465          697          80.05
ARM - 5 Year/6 Month 30/50 Balloon       65               24,087,219                4.55          7.267          685          80.61
ARM - 7 Year/6 Month IO                   1                  280,880                0.05          6.100          724          80.00
ARM - 10 Year/6 Month                    10                3,787,493                0.72          6.339          698          79.97
ARM - 10 Year/6 Month IO                 35               18,711,429                3.54          5.903          742          70.80
ARM - 10 Year/6 Month 30/40 Balloon       7                1,720,240                0.33          6.494          692          79.36
ARM - 10 Year/6 Month 30/50 Balloon       7                2,981,288                0.56          7.088          651          84.22
------------------------------------------------------------------------------------------------------------------------------------
Total:                                2,517              529,203,954              100.00          8.138          654          82.59
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 58

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP II COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Interest Only Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                      W.A.            W.A.
Interest Only               Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero        Original
Term (months)         Initial Mortgage Loans   Principal Balance ($)   Principal Balance    Coupon (%)       FICO          CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                   2,335             458,326,345               86.61          8.383          646             83.50
60                                    122              43,523,777                8.22          6.811          690             78.74
120                                    60              27,353,832                5.17          6.138          721             73.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                              2,517             529,203,954              100.00          8.138          654             82.59
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Mortgage Rate
------------------------------------------------------------------------------------------------------------------------------------
                                                                             % of Aggregate                      W.A.         W.A.
                                Number of           Aggregate Remaining         Remaining           W.A.       Non-Zero     Original
Mortgage Rate (%)        Initial Mortgage Loans    Principal Balance ($)    Principal Balance    Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                                6               2,507,728                 0.47         4.921         756         65.11
5.000 - 5.499                                6               2,454,994                 0.46         5.262         768         73.99
5.500 - 5.999                               51              25,001,255                 4.72         5.746         729         73.73
6.000 - 6.499                               75              30,099,650                 5.69         6.265         703         79.43
6.500 - 6.999                              185              65,874,170                12.45         6.815         678         80.28
7.000 - 7.499                              202              64,202,604                12.13         7.288         651         80.23
7.500 - 7.999                              351             102,967,129                19.46         7.768         648         79.96
8.000 - 8.499                              208              60,829,388                11.49         8.265         639         80.50
8.500 - 8.999                              284              69,964,838                13.22         8.730         625         80.62
9.000 - 9.499                              145              23,626,918                 4.46         9.251         622         83.79
9.500 - 9.999                              174              17,643,373                 3.33         9.790         618         89.33
10.000 - 10.499                             48               4,582,654                 0.87        10.272         638         95.45
10.500 - 10.999                            251              21,572,994                 4.08        10.815         659         99.70
11.000 - 11.499                            207              16,994,458                 3.21        11.219         656         99.84
11.500 - 11.999                            100               7,037,669                 1.33        11.802         639         99.17
12.000 - 12.499                            110               6,174,417                 1.17        12.253         633         99.85
12.500 - 12.999                            114               7,669,714                 1.45        12.735         631         99.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,517             529,203,954               100.00         8.138         654         82.59
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 59

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP II COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Original Combined Loan-to-Value Ratio
------------------------------------------------------------------------------------------------------------------------------------
Original Combined             Number of             Aggregate            % of Aggregate                          W.A.         W.A.
Loan-to-Value              Initial Mortgage         Remaining              Remaining               W.A.        Non-Zero     Original
Ratio (%)                       Loans         Principal Balance ($)    Principal Balance        Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
less than or equal to 50.00               24               4,731,497                  0.89          7.112          662        40.48
50.01 - 55.00                             11               3,727,882                  0.70          6.966          652        53.22
55.01 - 60.00                             16               4,588,873                  0.87          6.425          718        58.43
60.01 - 65.00                             16               4,162,187                  0.79          6.806          690        62.67
65.01 - 70.00                             25               7,737,581                  1.46          7.068          682        68.61
70.01 - 75.00                             40              13,511,662                  2.55          7.080          642        74.01
75.01 - 80.00                          1,212             357,875,562                 67.63          7.698          655        79.93
80.01 - 85.00                             60              16,296,493                  3.08          7.850          619        84.20
85.01 - 90.00                             81              26,513,558                  5.01          7.811          643        89.70
90.01 - 95.00                            100              19,554,697                  3.70          8.545          635        94.68
95.01 - 100.00                           932              70,503,964                 13.32         11.086          659        99.97
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,517             529,203,954                100.00          8.138          654        82.59
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 60

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 FICO Score at Origination
------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                     W.A.        W.A.
FICO Score                       Number of          Aggregate Remaining       Remaining           W.A.       Non-Zero    Original
At Origination             Initial Mortgage Loans  Principal Balance ($)  Principal Balance    Coupon (%)      FICO      CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
500 - 524                                      25              5,329,707                1.01         9.286         515        77.48
525 - 549                                      39              8,430,414                1.59         8.770         537        78.61
550 - 574                                      68             13,762,056                2.60         8.745         564        81.77
575 - 599                                     298             47,556,971                8.99         8.546         588        82.34
600 - 624                                     521             98,406,794               18.60         8.551         613        83.18
625 - 649                                     498            102,328,985               19.34         8.477         637        83.31
650 - 674                                     400             88,647,915               16.75         8.168         662        83.24
675 - 699                                     268             61,534,019               11.63         7.746         687        83.23
700 - 724                                     157             37,060,006                7.00         7.426         711        83.62
725 - 749                                     112             25,475,688                4.81         7.366         735        82.85
750 - 774                                      67             18,759,313                3.54         6.995         760        79.51
775 - 799                                      55             17,453,748                3.30         7.095         788        77.94
800 - 824                                       9              4,458,336                0.84         6.438         805        71.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                                      2,517            529,203,954              100.00         8.138         654        82.59
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 61

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         Geographic Distribution*
------------------------------------------------------------------------------------------------------------------------------------
                          Number of             Aggregate             % of Aggregate                           W.A.           W.A.
                      Initial Mortgage          Remaining               Remaining              W.A.          Non-Zero       Original
Location                    Loans         Principal Balance ($)     Principal Balance       Coupon (%)         FICO         CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                        915               240,325,273                 45.41          7.829             663          82.25
New York                          233                65,192,646                 12.32          8.191             661          82.55
Florida                           341                56,642,807                 10.70          8.542             638          82.72
New Jersey                        114                25,089,705                  4.74          8.384             652          81.51
Texas                             194                20,175,118                  3.81          8.833             616          84.14
Maryland                           73                17,151,958                  3.24          8.312             625          82.53
Virginia                           61                14,815,036                  2.80          8.548             648          82.85
Washington                         69                12,439,961                  2.35          7.981             664          83.35
Illinois                           68                11,298,247                  2.13          8.715             637          84.19
Arizona                            70                11,241,045                  2.12          8.111             651          80.87
Massachusetts                      52                10,655,016                  2.01          7.866             659          84.89
Nevada                             47                 9,120,647                  1.72          8.488             660          83.28
Tennessee                          32                 3,779,730                  0.71          8.414             655          83.49
Georgia                            28                 3,607,859                  0.68          8.873             646          83.80
Louisiana                          42                 3,211,674                  0.61          8.981             619          83.68
Pennsylvania                       30                 2,923,666                  0.55          8.444             632          84.08
Connecticut                         7                 2,704,395                  0.51          8.848             655          81.19
Oregon                             13                 1,664,410                  0.31          8.569             632          86.09
Hawaii                              7                 1,598,486                  0.30          7.203             714          82.75
Mississippi                        15                 1,565,028                  0.30          9.002             600          83.88
Colorado                           10                 1,456,565                  0.28          9.157             645          83.95
Minnesota                           6                 1,438,322                  0.27          7.505             639          83.06
Delaware                            8                 1,329,659                  0.25          8.548             598          82.89
District of Columbia                5                 1,299,137                  0.25          8.373             671          83.93
Maine                               8                 1,018,401                  0.19          8.774             605          80.53
Wisconsin                           4                   927,432                  0.18          7.658             683          87.66
Idaho                               6                   926,261                  0.18          7.082             713          79.03
South Carolina                      9                   781,108                  0.15          8.779             602          79.30
Rhode Island                        6                   762,501                  0.14          7.624             757          79.13
Utah                                3                   663,998                  0.13          8.553             614          85.84
New Mexico                          5                   629,636                  0.12          9.562             590          90.07
Oklahoma                            5                   484,976                  0.09          9.390             613          82.93
New Hampshire                       2                   445,093                  0.08          6.566             655          80.00
Michigan                            5                   408,151                  0.08          8.663             704          84.58
North Carolina                      7                   364,601                  0.07         10.239             625          88.83
Ohio                                5                   357,573                  0.07          8.553             587          80.26
------------------------------------------------------------------------------------------------------------------------------------
*Geographic Distribution continued on the next page

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 62

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 Geographic Distribution (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Aggregate                           W.A.          W.A.
                           Number of          Aggregate Remaining        Remaining              W.A.         Non-Zero      Original
Location            Initial Mortgage Loans   Principal Balance ($)   Principal Balance       Coupon (%)        FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Missouri                                  2                199,729                 0.04           10.051          581         84.00
Indiana                                   3                166,380                 0.03           10.254          630         89.46
West Virginia                             2                121,414                 0.02            9.153          655         81.11
Arkansas                                  3                107,802                 0.02            8.859          672         86.23
Kentucky                                  1                 72,787                 0.01            9.290          548         90.00
Montana                                   1                 39,722                 0.01           12.875          602         95.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                2,517            529,203,954               100.00            8.138          654         82.59
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 63

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Occupancy Status
------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Aggregate                          W.A.         W.A.
                            Number of          Aggregate Remaining         Remaining              W.A.        Non-Zero     Original
Occupancy Status     Initial Mortgage Loans   Principal Balance ($)    Principal Balance       Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                                2,460             519,823,157                98.23           8.134          653        82.53
Second Home                               52               8,394,760                 1.59           8.343          718        86.87
Investment                                 5                 986,036                 0.19           8.418          653        77.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,517             529,203,954               100.00           8.138          654        82.59
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Documentation Type
------------------------------------------------------------------------------------------------------------------------------------
                               Number of                                 % of Aggregate                        W.A.          W.A.
                           Initial Mortgage     Aggregate Remaining        Remaining              W.A.       Non-Zero      Original
Program                          Loans         Principal Balance ($)   Principal Balance       Coupon (%)      FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                    1,301             283,360,941               53.54         8.465          663          83.02
Full Documentation                        709             122,105,125               23.07         8.000          630          81.83
Limited Documentation                     479             110,526,627               20.89         7.730          644          83.60
No Documentation                           28              13,211,261                2.50         5.797          759          71.87
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  2,517             529,203,954              100.00         8.138          654          82.59
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             Loan Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                       W.A.         W.A.
                                Number of           Aggregate Remaining       Remaining            W.A.        Non-Zero     Original
Purpose                   Initial Mortgage Loans   Principal Balance ($)  Principal Balance     Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                 2,054            399,072,021               75.41           8.326         654         83.60
Refinance - Cashout                        420            116,650,750               22.04           7.586         651         79.57
Refinance - Rate Term                       43             13,481,183                2.55           7.336         663         78.68
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   2,517            529,203,954              100.00           8.138         654         82.59
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 64

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                               Property Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                         W.A.          W.A.
                            Number of          Aggregate Remaining         Remaining              W.A.        Non-Zero      Original
Property Type        Initial Mortgage Loans   Principal Balance ($)    Principal Balance       Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence               1,681             353,295,918                 66.76          8.112          653         82.52
PUD                                     391              79,652,237                 15.05          8.123          650         82.40
2-4 Family                              203              52,482,529                  9.92          8.361          665         83.64
Condo                                   242              43,773,270                  8.27          8.100          654         82.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                                2,517             529,203,954                100.00          8.138          654         82.59
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Rate Adjustment*
------------------------------------------------------------------------------------------------------------------------------------
                                                                              % of Aggregate                    W.A.         W.A.
Month & Year of Next               Number of          Aggregate Remaining       Remaining           W.A.      Non-Zero     Original
Rate Adjustment             Initial Mortgage Loans   Principal Balance ($)  Principal Balance    Coupon (%)     FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
April 2008                                   1                151,515                0.04          8.700           632        80.00
July 2008                                    2                774,400                0.18          7.562           637        80.00
August 2008                                  2                122,361                0.03          8.312           694        72.30
September 2008                               2                510,586                0.12          7.137           646        80.00
October 2008                                34              9,465,383                2.22          8.212           620        80.72
November 2008                              238             63,770,001               14.93          8.056           634        79.84
December 2008                              814            239,690,422               56.12          7.860           643        80.68
January 2009                                 3              1,209,209                0.28          8.526           601        80.34
November 2009                                8              2,506,721                0.59          8.358           628        78.96
December 2009                               22              7,511,225                1.76          7.864           619        79.92
October 2011                                 1                135,832                0.03          8.550           640        80.00
November 2011                               29             11,287,672                2.64          6.973           686        80.30
December 2011                              170             62,452,030               14.62          6.973           700        79.80
December 2013                                1                280,880                0.07          6.100           724        80.00
September 2016                               1                163,258                0.04          7.500           751        80.00
November 2016                                9              3,536,369                0.83          6.052           699        77.61
December 2016                               49             23,500,823                5.50          6.133           726        73.52
------------------------------------------------------------------------------------------------------------------------------------
Total                                    1,386            427,068,688              100.00          7.637           655        79.97
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 65

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         Gross Margin*
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                         W.A.          W.A.
Gross                        Number of           Aggregate Remaining        Remaining             W.A.        Non-Zero      Original
Margin  (%)            Initial Mortgage Loans   Principal Balance ($)   Principal Balance      Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
2.500 - 2.999                               17               8,854,669               2.07          5.595          748         70.35
3.000 - 3.499                                5               2,619,083               0.61          5.958          743         82.43
3.500 - 3.999                                4               1,930,700               0.45          6.502          776         74.48
4.500 - 4.999                                6               1,555,215               0.36          7.338          657         84.87
5.000 - 5.499                              174              59,659,719              13.97          6.766          669         77.37
5.500 - 5.999                              227              73,779,404              17.28          7.322          651         80.02
6.000 - 6.499                              354             100,526,711              23.54          7.753          653         80.26
6.500 - 6.999                              292              87,566,047              20.50          7.881          652         80.83
7.000 - 7.499                              175              50,788,329              11.89          8.287          644         81.48
7.500 - 7.999                               97              28,810,602               6.75          8.389          639         80.72
8.000 - 8.499                               35              10,978,210               2.57          8.778          627         82.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                                   1,386             427,068,688             100.00          7.637          655         79.97
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 66

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Maximum Mortgage Rate*
------------------------------------------------------------------------------------------------------------------------------------
                                                                            % of Aggregate                      W.A.          W.A.
Maximum                        Number of           Aggregate Remaining        Remaining           W.A.        Non-Zero      Original
Mortgage Rate (%)       Initial Mortgage Loans    Principal Balance ($)   Principal Balance    Coupon (%)       FICO        CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.499                            6                2,507,728                0.59          4.921          756         65.11
11.500 - 11.999                            6                2,454,994                0.57          5.262          768         73.99
12.000 - 12.499                           51               25,001,255                5.85          5.746          729         73.73
12.500 - 12.999                           74               29,431,404                6.89          6.275          702         79.36
13.000 - 13.499                          172               60,853,056               14.25          6.813          679         80.43
13.500 - 13.999                          183               60,185,815               14.09          7.288          652         80.74
14.000 - 14.499                          319               95,653,799               22.40          7.760          650         80.28
14.500 - 14.999                          197               58,941,240               13.80          8.268          639         80.61
15.000 - 15.499                          228               62,415,624               14.61          8.735          625         80.29
15.500 - 15.999                           87               18,809,499                4.40          9.235          608         81.46
16.000 - 16.499                           50                9,133,477                2.14          9.711          578         82.78
16.500 - 16.999                           11                1,404,609                0.33         10.093          580         85.71
17.000 - 17.499                            1                   68,374                0.02         10.720          565         95.00
18.000 - 18.499                            1                  207,815                0.05         11.875          510         80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 1,386              427,068,688              100.00          7.637          655         79.97
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 67

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      Minimum Mortgage Rate*
------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Aggregate                        W.A.         W.A.
Minimum                      Number of           Aggregate Remaining        Remaining             W.A.        Non-Zero     Original
Mortgage Rate (%)      Initial Mortgage Loans   Principal Balance ($)   Principal Balance      Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                               7                2,737,665                0.64          5.083          749        67.20
5.000 - 5.499                               6                2,454,994                0.57          5.262          768        73.99
5.500 - 5.999                              51               25,001,255                5.85          5.746          729        73.73
6.000 - 6.499                              72               28,878,428                6.76          6.263          702        79.26
6.500 - 6.999                             173               61,176,095               14.32          6.814          680        80.42
7.000 - 7.499                             185               60,956,669               14.27          7.295          652        80.67
7.500 - 7.999                             319               95,795,430               22.43          7.763          650        80.31
8.000 - 8.499                             191               57,244,150               13.40          8.263          639        80.56
8.500 - 8.999                             228               62,712,767               14.68          8.725          626        80.36
9.000 - 9.499                              91               19,151,003                4.48          9.240          607        81.60
9.500 - 9.999                              51                9,413,569                2.20          9.733          577        82.20
10.000 - 10.499                            10                1,270,473                0.30         10.150          584        87.37
10.500 - 10.999                             1                   68,374                0.02         10.720          565        95.00
11.500 - 11.999                             1                  207,815                0.05         11.875          510        80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,386              427,068,688              100.00          7.637          655        79.97
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Aggregate                         W.A.         W.A.
Initial                    Number of           Aggregate Remaining         Remaining              W.A.        Non-Zero     Original
Periodic Cap (%)     Initial Mortgage Loans   Principal Balance ($)    Principal Balance       Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                                      4                 923,576                  0.22          8.195         621         80.00
2.000                                      4                 881,932                  0.21          8.293         624         80.31
3.000                                  1,253             372,894,308                 87.31          7.833         647         80.54
3.005                                      1                 201,330                  0.05          7.495         625         80.00
5.000                                    124              52,167,542                 12.22          6.213         715         75.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 1,386             427,068,688                100.00          7.637         655         79.97
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 68

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                       W.A.         W.A.
Subsequent                   Number of           Aggregate Remaining         Remaining             W.A.       Non-Zero     Original
Periodic Cap (%)       Initial Mortgage Loans   Principal Balance ($)    Principal Balance      Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                                 1,386             427,068,688                100.00           7.637        655          79.97
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,386             427,068,688                100.00           7.637        655          79.97
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                        Lifetime Periodic Cap*
------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                       W.A.         W.A.
Lifetime                     Number of           Aggregate Remaining         Remaining             W.A.       Non-Zero     Original
Periodic Cap (%)       Initial Mortgage Loans   Principal Balance ($)    Principal Balance      Coupon (%)      FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                            20               4,817,708                  1.13           8.620        633          82.19
6.500 - 6.999                         1,354             418,775,791                 98.06           7.620        655          79.93
7.000 - 7.499                            12               3,475,189                  0.81           8.233        656          80.82
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,386             427,068,688                100.00           7.637        655          79.97
------------------------------------------------------------------------------------------------------------------------------------
*ARM Loans Only

------------------------------------------------------------------------------------------------------------------------------------
                                                    Original Prepayment Charge Term
------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Aggregate                        W.A.         W.A.
Prepayment Penalty           Number of           Aggregate Remaining         Remaining             W.A.        Non-Zero     Original
Term (mos.)           Initial Mortgage Loans    Principal Balance ($)    Principal Balance      Coupon (%)       FICO       CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                      847              167,933,234                 31.73           8.521         653         83.82
12                                      72               20,269,134                  3.83           8.314         667         83.16
24                                   1,283              249,250,466                 47.10           8.272         643         83.38
36                                     315               91,751,120                 17.34           7.031         682         78.05
------------------------------------------------------------------------------------------------------------------------------------
Total:                               2,517              529,203,954                100.00           8.138         654         82.59
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 69

------------------------------------------------------------------------------------------------------------------------------------
ACE Securities Corp.                                                                                            Deutsche Bank [LOGO]
Home Equity Loan Trust, Series 2007-WM2
------------------------------------------------------------------------------------------------------------------------------------

                                          FOR ADDITIONAL INFORMATION PLEASE CALL:

                   --------------------------------------------------------------------------------
                                               Deutsche Bank Securities
                   --------------------------------------------------------------------------------

                       Whole Loan Trading
                       ------------------
                       Michael Commaroto                              212-250-3114
                       Paul Mangione                                  212-250-5786

                       ABS Banking
                       -----------
                       Sue Valenti                                    212-250-3455
                       Ernie Calabrese                                212-250-5859

                       ABS Structuring
                       ---------------
                       Bill Yeung                                     212-250-6893
                       Florian Halili                                 212-250-0877

                       ABS Collateral
                       --------------
                       Reta Chandra                                   212-250-2729

                   --------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this free writing prospectus  relates.  Before you invest,  you should read the  prospectus in that  registration  statement  and other  documents the depositor has filed with the SEC for more complete  information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling DBSI's trading desk at 212-250-7730.  This free writing  prospectus  is not  required to contain all  information  that is  required to be included in the base  prospectus  and the prospectus  supplement.  The information in this free writing  prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus,  if conveyed prior to the time of your commitment to purchase,  supersedes  information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN OFFER TO
SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The
information in this free writing  prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

                                                                 70